As filed with the Securities and Exchange Commission on April 26, 2013

Registration Nos. 033-82610; 811-03249

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.                      ( )

POST-EFFECTIVE AMENDMENT NO.  24               (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

Amendment No.   38              (X)

MAXIM SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Officers) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 537-2033

Beverly A. Byrne, Esq.

Chief Compliance Officer and Chief Legal Counsel, Financial Services

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

Copy to:

Ann B. Furman, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W., Suite 400 East

Washington, D.C. 20007-5208

Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate space):

Immediately upon filing pursuant to paragraph (b) of Rule 485

X	On May 1, 2013, pursuant to paragraph (b) of Rule 485

60 days after filing pursuant to paragraph (a)(1) of Rule 485

On , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: flexible premium deferred variable annuity contracts

MAXIMUM VALUE PLAN

An Individual Flexible Premium Deferred Variable Annuity Contract

Distributed by

GWFS Equities, Inc.

Issued by

Great-West Life & Annuity Insurance Company

Overview

This Prospectus describes the Maximum Value Plan—an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (“we,” “us,” or “Great-West”). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this Prospectus as the “Contract.”

This Prospectus presents important information you should read before purchasing the Contract, including a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and us. It is important that you read the Contract and endorsements, which reflect other variations. Please read this Prospectus carefully and retain it for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (“SAI”) dated May 1, 2013, which has been filed with the Securities and Exchange Commission (“SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means that it is legally a part of this Prospectus. The SAI’s table of contents may be found on the last page of this Prospectus. The SAI, material incorporated by reference, and other information regarding us may be obtained without charge by contacting Great-West at the above address or phone number, or by visiting the SEC’s website at www.sec.gov.

Who Should Invest

The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity (“Annuity IRA”) or for other long-term investment purposes.

Allocating Your Money

You can allocate your money among several Investment Divisions of Maxim Series Account (“Series Account”). Each Investment Division invests all of its assets in a corresponding mutual fund (“Eligible Fund”). Each Eligible Fund is offered by one of the following fund families: Great-West Funds, Inc. (formerly Maxim Series Fund, Inc.) or Fidelity Variable Insurance Products. The following is a list of the Eligible Funds:

Great-West Funds, Inc. (formerly Maxim Series Fund, Inc.):

Great-West Ariel Mid Cap Value Fund (formerly Maxim Ariel MidCap Value Portfolio) – Initial Class

Great-West Ariel Small Cap Value Fund (formerly Maxim Ariel Small-Cap Value Portfolio) – Initial Class

Great-West Bond Index Fund (formerly Maxim Bond Index Portfolio) – Initial Class

Great-West Invesco ADR Fund (formerly Maxim Invesco ADR Portfolio) – Initial Class*

Great-West Loomis Sayles Bond Fund (formerly Maxim Loomis-Sayles Bond Portfolio) – Initial Class

Great-West MFS International Value Fund – Initial Class

Great-West Money Market Fund (formerly Maxim Money Market Portfolio)

Great-West S&P Small Cap 600 Index Fund (formerly Maxim S&P 600 Index Portfolio) – Initial Class

Great-West Small Cap Growth Fund (formerly Maxim Small-Cap Growth Portfolio) – Initial Class

Great-West Stock Index Fund (formerly Maxim Stock Index Portfolio) – Initial Class

Great-West T. Rowe Price Equity Income Fund (formerly Maxim T. Rowe Price Equity/Income Portfolio) – Initial Class

Great-West T. Rowe Price Mid Cap Growth Fund (formerly Maxim T. Rowe Price MidCap Growth Portfolio) – Initial Class

* This Investment Division is closed to incoming Transfers and new Contributions.

Great-West U.S. Government Mortgage Securities Fund (formerly Maxim U.S. Government Mortgage Securities Portfolio) – Initial Class

Great-West Aggressive Profile I Fund (formerly Maxim Aggressive Profile I Portfolio) – Initial Class

Great-West Conservative Profile I Fund (formerly Maxim Conservative Profile I Portfolio) – Initial Class

Great-West Moderate Profile I Fund (formerly Maxim Moderate Profile I Portfolio) – Initial Class

Great-West Moderately Aggressive Profile I Fund (formerly Maxim Moderately Aggressive Profile I Portfolio) – Initial Class

Great-West Moderately Conservative Profile I Fund (formerly Maxim Moderately Conservative Profile I Portfolio) – Initial Class

Fidelity Variable Insurance Products:

Fidelity VIP Contrafund Portfolio – Initial Class

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the SEC. Additional information on the Guaranteed Sub-Account is available upon request from Great-West.

Payment Options

The Contract offers you a variety of annuity payment options. You can select from options that provide for fixed or variable payments, or a combination of both. If you select a variable annuity payment option, your annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse’s and/or Beneficiaries’ lifetime, or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

800-537-2033

The date of this Prospectus is May 1, 2013

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon.

The Contract is not available in all states.

DEFINITIONS

Accumulation Period: The period between the Effective Date and the Annuity Commencement Date. During this period, you may make Contributions to the Contract.

Accumulation Unit: An accounting measure we use to determine your Variable Account Value during the Accumulation Period.

Administrative Offices: The Administrative Offices of Great-West, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant: The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date: The date annuity payments begin under an annuity payment option.

Annuity Account: An account we establish in your name that reflects all of your account activity under the Contract.

Annuity Account Value: The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract, and any applicable Premium Tax.

Annuity Payment Period: The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit: An accounting measure we use to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan: A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary: The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions: The amounts you invest or deposit into your annuity.

Contingent Owner: The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date: The date on which the initial Contribution is credited to your Annuity Account.

Eligible Fund: A mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”) in which an Investment Division invests all of its assets.

Guaranteed Account Value: The sum of the values of each of your Guaranteed Sub-Accounts.

Guaranteed Sub-Account(s): The sub-division(s) of your Annuity Account reflecting the value credited to you from the fixed-return option. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the SEC.

Individual Retirement Annuity (“Annuity IRA”): An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

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Investment Division: The Series Account is divided into Investment Divisions, each of which contains the shares of an Eligible Fund. There is an Investment Division for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds. Investment Divisions may also be referred to as “divisions” or “sub-accounts” in the Prospectus, SAI, or Series Account financial statements.

Owner (Joint Owner) or You: The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax: A tax charged by a state or other local governmental authority in connection with your Contract.

Request: Any request (either written, by telephone, or electronic) that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account: Maxim Series Account, a segregated investment account established by Great-West as a separate account to provide the funding options for the Contract. It is registered as a unit investment trust under the 1940 Act, and consists of the individual Investment Divisions.

Surrender Charge: A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.

Surrender Value: The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date: The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading.

Transfer: When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date: A date on which we calculate the value of the Investment Divisions. This calculation is made each business day as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Valuation Period: The period between two successive Valuation Dates.

Variable Account Value: The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions, and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts: Accounts we maintain for you that reflect the value credited to you from an Investment Division.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account. State Premium Taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Contributions)	None

Maximum Surrender Charge (as a percentage of amount surrendered)	7%* maximum

Exchange Fee	None

* The Surrender Charge is equal to the percentage of the amount distributed less the “Free Amount” based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7 or more	0%

For more information about the circumstances in which the “Free Amount” may apply, see “Surrender Charge” below in this Prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

Annual Contract Maintenance Charge	$27.00

Series Account Annual Expenses (as an annual percentage of Variable Sub-Account(s) value)

Mortality and Expense Risk Charge	1.25%

Account Fees and Expenses	None

Total Series Account Annual Expenses	1.25%

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund’s fees and expenses is contained in the prospectus for each Eligible Fund.

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	Minimum	Maximum
Total Annual Eligible Fund Operating Expenses (expenses that are deducted from Eligible Fund assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses)	.46%	1.35%[1]

THE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 920	$1,369	$1,891	$3,804

(2) If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 276	$888	$1,589	$3,804

(3) If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$ 276	$888	$1,589	$3,804

The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death, or annuitization. The Example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The Fee Table and Example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” below for more information.

CONDENSED FINANCIAL INFORMATION

A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge. The information in the table is derived from the Series Account’s financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm. To obtain a fuller picture of each Investment Division’s finances and performance, you should also review the Series Account’s financial statements, which are contained in the SAI.

1 The expenses shown include fees and expenses incurred indirectly by certain Eligible Funds (the Great-West Profile Funds) as a result of their investment in shares of one or more acquired funds. The expenses shown do not reflect any fee waiver or expense reimbursement. The advisers of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.

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KEY FEATURES OF THE CONTRACT

The following are some of the key features of the Contract. These topics are discussed in more detail throughout this Prospectus, so please read through it carefully.

How to Invest

You must complete an application and pay by check or through an Automatic Contribution Plan. The minimum initial Contribution is:

—	$5,000; or
—	$2,000 if an Annuity IRA.

The minimum additional Contribution is:

—	$500; or
—	$50 if made via Automatic Contribution Plan.

Allocation of Your Contributions

Your initial Contribution and any subsequent Contributions, less any Premium Tax, will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period

The Contract provides for a “free look” period that generally allows you to cancel your Contract within ten days (thirty days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless the envelope containing your Contract is postmarked before the end of the free look period. If the Contract is returned during the free look period, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices

The Contract gives you an opportunity to select among several Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives and policies, which are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund free of charge by contacting Great-West. The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions

You pay the following charges under the Contract:

—	an annual contract maintenance charge; and
—	a mortality and expense risk charge.

You may also have to pay:

—	a Surrender Charge (if you withdraw Annuity Account Value within seven years after purchasing the Contract); or
—	a Premium Tax (depending on your state of residence).

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

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Making Transfers

You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date. There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals

You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date, the Annuitant’s death, or your death. Withdrawals may be taxable, and if made prior to age 59 1⁄2 may be subject to an additional 10% early withdrawal penalty federal tax. There is no limit on the number of withdrawals you can make; however, the withdrawals may be subject to a Surrender Charge.

Payment Options

A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed, or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit

The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of:

—	the Annuity Account Value on the date of death, less any applicable Premium Tax; or
—	the sum of Contributions paid, less any withdrawals and periodic payments and any applicable Premium Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963, and to Insuramerica Corporation in 1980 prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

THE SERIES ACCOUNT

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Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the SEC.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains, or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability, and may include dividends received deductions and foreign tax credits, which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. We may or may not make additional Investment Divisions available to Owners of the Contracts in the future based on our assessment of marketing needs and investment conditions.

Payments We Receive

Some of the Eligible Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping, and reporting services they would normally be required to provide for individual shareholders, or cost savings experienced by the investment advisers or affiliates of the Eligible Funds. Such compensation is typically a percentage of Series Account assets invested in an Eligible Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS Equities”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Contracts, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Eligible Funds for providing distribution related services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. If GWFS Equities receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Contracts through a broker-dealer or other financial intermediary (such as a bank), the Eligible Funds and their related companies may pay the intermediary for services provided in connection with the sale of Eligible Fund shares under the Contract. The amount and/or structure of this compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and/or certain Investment Divisions) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about any variation and how he or she and his or her broker-dealer are compensated for selling the Contract, or visit your financial intermediary’s website for more information.

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Payments We Make

In addition to the direct cash compensation described above for sales of the Contact, Great-West and/or its affiliates may also pay GWFS Equities’ agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS Equities, including the Series Account and its Investment Divisions. Great-West or its affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) regulations in which GWFS Equities’ agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars, and charitable events.

Cash incentives payable to GWFS Equities’ agents vary, and may be based on certain performance measurements, including a percentage of the net amount invested in certain Eligible Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS Equities’ agent to recommend or sell the Contract instead of other products, or recommend certain Eligible Funds under the Contract over other Eligible Funds, which may not necessarily be to your benefit.

THE ELIGIBLE FUNDS

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund. Each Eligible Fund is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds. All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Investment advisers that manage publicly available mutual funds with similar names and investment objectives have established some of the Eligible Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Eligible Funds may differ substantially.

The following sets forth, for each Eligible Fund, the investment objective, the investment adviser and, as applicable, the Fund sub-adviser. Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no assurance that any of the Eligible Funds will achieve their respective objectives.

Great-West Funds, Inc. (formerly Maxim Series Fund, Inc) is advised by Great-West Capital Management, LLC (“GWCM”), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West. Great-West Funds currently operates under a manager-of-managers structure under an order issued from the SEC, which permits GWCM, without shareholder approval, to enter into, terminate, or materially amend the sub-advisory agreements with sub-advisers to manage the investment and reinvestment of the assets of the Portfolios of Great-West Funds, Inc. These sub-advisers are subject to the review and supervision of GWCM and the board of directors of Great-West Funds, Inc.

Great-West Ariel Mid Cap Value Fund (formerly Maxim Ariel MidCap Value Portfolio) (Initial Class) seeks long-term capital appreciation. Ariel Investments, LLC (“Ariel”) is the sub-adviser to the Great-West Ariel Mid Cap Value Fund. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

Great-West Ariel Small Cap Value Fund (formerly Maxim Ariel Small-Cap Value Portfolio) (Initial Class) seeks long-term capital appreciation. Ariel is the sub-adviser to the Great-West Ariel Small Cap Value Fund. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

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Great-West Bond Index Fund (formerly Maxim Bond Index Portfolio) (Initial Class) seeks investment results, before fees, that track the total return of the fixed income securities that comprise the Barclays Capital U.S. Aggregate Bond Index.

Great-West Invesco ADR Fund (formerly Maxim Invesco ADR Portfolio) (Initial Class) seeks high total return through capital appreciation and current income while reducing risk through diversification. Invesco Advisers Inc. is the sub-adviser to the Great-West Invesco ADR Fund. Invesco Advisers, Inc. is located at 1555 Peachtree Street N.E., Atlanta, Georgia 30309. The Investment Division for this Eligible Fund is closed to incoming Transfers and new Contributions.

Great-West Loomis Sayles Bond Fund (formerly Maxim Loomis-Sayles Bond Portfolio) (Initial Class) seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the sub-adviser to the Great-West Loomis Sayles Bond Fund. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.

Great-West MFS International Value Fund (formerly Maxim MFS International Value Portfolio) (Initial Class) seeks long-term capital growth. Massachusetts Financial Services Company (“MFS”) serves as the sub-advisor to the Great-West MFS International Value Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02116.

Great-West Money Market Fund (formerly Maxim Money Market Portfolio) seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds, or any other government agency. Although the Eligible Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Eligible Fund.

Great-West S&P Small Cap 600 Index Fund (formerly Maxim S&P 600 Index Portfolio) (Initial Class) seeks investment results, before fees, that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600 Index.1 Mellon Capital Management Corporation (“Mellon Capital”) is the sub-adviser to the Great-West S&P Small Cap 600 Index Fund. Mellon Capital is located at One Wall Street, New York, New York 10286.

Great-West Small Cap Growth Fund (formerly Maxim Small-Cap Growth Portfolio) (Initial Class) seeks long-term capital growth. Silvant Capital Management LLC (“Silvant”) is the sub-adviser to the Great-West Small Cap Growth Fund. Silvant is located at 333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is a wholly owned subsidiary of RidgeWorth Capital Management, Inc.

Great-West Stock Index Fund (formerly Maxim Stock Index Portfolio) (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500 Index and the S&P MidCap 400 Index, weighted according to their pro rata share of the market.1 Mellon Capital is the sub-adviser to the Great-West Stock Index Fund. Mellon Capital is located at One Wall Street, New York, New York 10286.

Great-West T. Rowe Price Equity Income Fund (formerly Maxim T. Rowe Price Equity/Income Portfolio) (Initial Class) seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is the sub-adviser to the Great-West T. Rowe Price Equity Income Fund. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of T. Rowe Price Group, Inc.

1 Standard & Poor’s”, “S&P”, S&P Small-Cap 600 Stock Index, S&P 500 Index, S&P Mid-Cap Index, S&P 500/Citigroup Value Index and “S&P 500/Citigroup Growth Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

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Great-West T. Rowe Price Mid Cap Growth Fund (formerly Maxim T. Rowe Price MidCap Growth Portfolio) (Initial Class) seeks long-term capital appreciation. T. Rowe Price is the sub-adviser to the Great-West T. Rowe Price Mid Cap Growth Fund. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of T. Rowe Price Group, Inc.

Great-West U.S. Government Mortgage Securities Fund (formerly Maxim U.S. Government Mortgage Securities Portfolio) (Initial Class) seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile Funds (formerly Maxim Profile Portfolios)

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon, and personal objectives.

Great-West Aggressive Profile I Fund (formerly Maxim Aggressive Profile I Portfolio) (Initial Class) seeks long-term capital appreciation.

Great-West Conservative Profile I Fund (formerly Maxim Conservative Profile I Portfolio) (Initial Class) seeks capital preservation.

Great-West Moderate Profile I Fund (formerly Maxim Moderate Profile I Portfolio) (Initial Class) seeks long-term capital appreciation.

Great-West Moderately Aggressive Profile I Fund (formerly Maxim Moderately Aggressive Profile I Portfolio) (Initial Class) seeks long-term capital appreciation.

Great-West Moderately Conservative Profile I Fund (formerly Maxim Moderately Conservative Profile I Portfolio) (Initial Class) seeks income and capital appreciation.

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio (Initial Class) seeks long-term capital appreciation. Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Contrafund Portfolio, and is located at 82 Devonshire Street, Boston, Massachusetts 02109.

Where to Find More Information About the Eligible Funds

Additional information about the Eligible Funds can be found in the current prospectuses for each Fund, which can be obtained free of charge by calling Great-West at (800) 537-2033, or by writing to Great-West’s Administrative Offices. You should read the Eligible Funds’ prospectuses carefully before you make a decision to invest in an Investment Division. If you received a summary prospectus for an Eligible Fund, please follow the directions on the first page of the summary to obtain a copy of the Eligible Fund prospectus.

APPLICATION AND INITIAL CONTRIBUTIONS

The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

—	$5,000; or
—	$2,000 if an Annuity IRA.

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan. An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

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If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West’s Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us, and we reserve the right to reject any application or Contribution.

If your application is incomplete, we will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.

During the 10-day (or longer where required by state law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you. Any investment gains or losses arising during the free look period will accrue to or be borne by us.

If you exercise the free look privilege, you must return the Contract to Great-West’s Administrative Offices, and we must receive it in person or postmarked prior to the end of the free look period.

ADDITIONAL CONTRIBUTIONS

You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

—	$500; or
—	$50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 only with our prior approval. We reserve the right to modify the limitations set forth in this section.

ANNUITY ACCOUNT VALUE

Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts. Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division’s Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division’s net investment factor for the Valuation Period. A Valuation Period is the period between two successive Valuation Dates. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division. The value of an Investment Division’s assets is determined at the end of each Valuation Date.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s), which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.

TRANSFERS

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There is no charge for Transfers. Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West’s Administrative Offices, by calling KeyTalk®—the voice response unit at (800) 701-8255, or through the Internet at www.gwrs.com.

Your Request must specify:

—	the amounts being Transferred;
—	the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made; and
—	the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer.

If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by up to 30 days. Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. A Transfer will be effective on the Transaction Date. A Transfer from a Guaranteed Sub-Account will be subject to any limitations or charges set forth in the Contract.

Possible Restrictions

We reserve the right, without prior notice, to modify, restrict, suspend, or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect that large or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses, which you must bear.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Eligible Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause Eligible Funds to keep relatively higher cash positions, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Eligible Funds to monitor for such activity. If an Eligible Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading. If the Eligible Fund determines that the activity constitutes improper trading, we will contact the Owner in writing to request that the Owner stop market timing and/or excessive trading immediately (unless the applicable Eligible Fund requires that a restriction be implemented immediately without warning, in which case the trading restriction described below will be implemented immediately and written notice of the same will be provided to the individual). We will then provide a subsequent report of the Owner’s trading activity to the Eligible Fund. If, based on the report, the Eligible Fund determines that the Owner has not ceased improper trading, upon the request of the Eligible Fund, we will inform the Owner in writing that the Owner will be restricted to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written request mailed to Great-West through U.S. mail

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(“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us in which the individual acknowledges the potentially harmful effects of improper trading on Eligible Funds and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual.

Please note that the Series Account’s market timing procedures are such that the Account does not impose trading restrictions unless an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent the Eligible Funds do not detect and notify us of market timing or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Eligible Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Fund should describe any such policies and procedures. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, an Eligible Fund may impose a redemption fee. Please note that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way of premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you with respect to that Eligible Fund. Under rules adopted by the SEC, we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund, promptly upon request, certain information about the trading activity of individual Owners, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our

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order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.

Please note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. The purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential market timing or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted or is reversed by Eligible Funds.

AUTOMATIC CUSTOM TRANSFERS

Dollar Cost Averaging

There is no charge for using dollar cost averaging. You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Great-West Money Market Investment Division to other Investment Divisions as part of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually, or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you, or for other reasons as set forth in the Contract.

If there are insufficient funds in the Great-West Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

Dollar cost averaging Transfers must meet the following conditions:

—	the minimum amount that can be Transferred out of an Investment Division is $100 per month; and
—

you must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) specify the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time. You may not participate in dollar cost averaging and rebalancer at the same time. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time at our discretion.

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Rebalancer

There is no charge for using rebalancer. Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

On a rebalancing Transaction Date, your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

—	your entire Variable Account Value must be included; and
—	you must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing.

You may modify the allocations or stop rebalancer at any time, by Request. You may not participate in dollar cost averaging and rebalancer at the same time. We reserve the right to modify, suspend, or terminate the rebalancer option at any time at our discretion.

TELEPHONE/INTERNET TRANSACTIONS

You may make Transfer Requests by telephone by using KeyTalk®, or via the Internet at www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, at our discretion. Withdrawals are not permitted by telephone.

CASH WITHDRAWALS

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to our Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

—	No withdrawals may be made after the Annuity Commencement Date.

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—	If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
—	Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.
—	If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000 we may, at our discretion, require you to withdraw the entire amount.
—	If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.
—	Proceeds will generally be paid in one lump sum within seven days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of seven days as permitted by the 1940 Act.

Withdrawal Requests must be in writing, and are not permitted by telephone. If your instructions are not clear, your Request will be denied and your withdrawal will not be processed. After a withdrawal of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service (“IRS”). You may be entitled to elect in writing not to have tax withholding apply, unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

DEATH BENEFIT

Death Benefit Payments--After Annuity Commencement Date

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant’s date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant’s death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date

If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date

If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant, and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

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Death of Non-Annuitant Owner Before the Annuity Commencement Date

If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

(a)	First, to the surviving Joint Owner.
(b)	If there is no surviving Joint Owner, then to the Contingent Owner.
(c)	If there is no Contingent Owner, then to the Annuitant.

If the Owner’s surviving spouse is the person entitled to receive benefits upon the Owner’s death, the surviving spouse will be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date

If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Computation and Procedure

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

—	the Annuity Account Value as of the date of death, less any applicable Premium Tax; or
—	the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

—	new allocation instructions are requested by the Beneficiary; or
—	the death benefit is actually paid to the Beneficiary.

The death benefit will become payable following our receipt of the Beneficiary’s Request. Unless otherwise specified by the Owner prior to the Annuitant’s death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

—	payment in a single sum; or
—	payment under any of the payment options provided under the Contract.

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner’s death from a Contract purchased on a non-tax qualified basis (“Non-Qualified Contract”) before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to Internal Revenue Code Section 72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner’s death or the death of the Non-Owner Annuitant if the Owner is a non-individual entity. This rule, called the 5-year rule, applies to payments due to non-individual entities. However, if the person entitled to receive payments required under Internal Revenue Code Section 72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner’s death. Payments must be

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paid over a period not exceeding the life or life expectancy of such person. In addition, if the sole Beneficiary of a Non-Qualified Contract is the Owner’s surviving spouse, the spouse may become the new Owner and continue the contract in force. Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to Internal Revenue Code Section 401(a)(9).

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed at our Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner’s estate.

CHARGES AND DEDUCTIONS

No amounts will be initially directly deducted from your Contributions, except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

—	an annual contract maintenance charge; and
—	a mortality and expense risk charge.

You may also pay:

—	a Surrender Charge (only for withdrawals within the first seven Contract years); and
—	deductions for Premium Tax (only if applicable in your state of residence).

You also indirectly bear the expenses of the Eligible Funds.

Annual Contract Maintenance Charge

Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account. The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

—	The mortality risks we assume arise from our contractual obligations to make annuity payments determined in accordance with the Contract.

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—	The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%. The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be a profit to us. Currently, we expect a profit from this charge.

Premium Tax

We may be required to pay state Premium Taxes in connection with Contributions or values under the Contracts, which currently range from 0% to 3.5%. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws, and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge

We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge “Free Amount” may be applied in some circumstances.

—	The Surrender Charge “Free Amount” is an amount against which the Surrender Charge will not be assessed.
—	The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.
—	Only one Free Amount is available in each calendar year.
—	The Free Amount will be applied to the first withdrawal made in each calendar year. If the Free Amount is not exhausted with the first withdrawal, any remainder is lost for that year.

We will not deduct the Surrender Charge if:

—	you Request an annuity option with a payment period of at least 36 months;
—	you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
—	the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. The Surrender Charge will not be more than 9% of Contributions.

Contract Years Completed	Percentage of Distribution
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%

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7	0%

Expenses of the Eligible Funds

The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds’ fees and deductions. You bear these costs indirectly when you allocate to an Investment Division. You can find additional information about the fees and deductions in the Eligible Funds’ prospectuses.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

PAYMENT OPTIONS

Periodic Payments

You may Request that all or part of the Annuity Account Value be applied to a periodic payment option.

In Requesting periodic payments, you must elect:

—	the payment frequency of either 12-, 6-, 3-, or 1-month intervals; and
—	a payment amount—a minimum of $50 is required; and
—	the calendar day of the month on which payments will be made; and
—	one payment option; and
—

the allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

—	You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
—	You may keep the same investment options as before periodic payments began.
—	Charges and fees under the Contract continue to apply.
—

The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

—	the date the amount elected to be paid under the option selected has been reduced to zero; or
—	the Annuity Account Value is zero; or
—	you Request that withdrawals stop; or
—	you or the Annuitant dies.

Periodic Payment Options

If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1 - Income for a specified period (at least 36 months)

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You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2 - Income of a specified amount (at least 36 months)

You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3 - Interest Only

The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. This option is only available if 100% of the Annuity Account Value is invested in a Guaranteed Sub-Account.

Option 4 - Minimum distribution

If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5 - Any Other Form (at least 36 months)

Any other form of periodic payment that is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. Please consult a competent tax advisor before requesting a periodic payment option.

ANNUITY PAYMENTS

Annuity Commencement Date

You choose the date you would like annuity payments to start when you purchase the Contract. Endorsements or applicable law may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received at our Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Great-West may delay the date elected by not more than 30 days.

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1⁄2.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity

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Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years.

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex “minimum distribution” requirements. Minimum distribution requirements require distributions to begin under such a plan no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1⁄2, and the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you are using this Contract in connection with an Individual Retirement Account, please consult a competent tax advisor regarding the application of the minimum distribution requirements.

Annuity Payment Options

You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before a previously selected Annuity Commencement Date.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum, subject to applicable Contract provisions.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless we give prior approval.

For annuity options involving life income, the actual age and sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant’s age, and we may delay annuity payments until we receive satisfactory proof. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1 - Income of specified amount (available as fixed payments only)

The amount applied under this option may be paid in equal annual, semi-annual, quarterly, or monthly installments in the dollar amount elected for not more than 240 months.

Option 2 - Income for a specified period (available as fixed payments only)

Payments are paid annually, semi-annually, quarterly, or monthly, as elected, for a selected period not to exceed 240 months.

Option 3 - Life annuity with guaranteed period

This option provides annual, semi-annual, quarterly, or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15, or 20 years. This option is available on either a variable or fixed dollar payment basis.

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Option 4 - Life annuity

This option provides for annual, semi-annual, quarterly, or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant dies before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 - Any other form

Any other form of fixed or variable annuity payment that is acceptable to Great-West.

Variable Annuity Payment Provisions

The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return (“AIR”) of 5%.

Annuity Units

The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.

Amount of payments after the first payment

After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments

The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by Great-West. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

Transfers after the Annuity Commencement Date

Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity

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Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions

Once payments start under the annuity payment option you select:

—	no changes can be made in the annuity form;
—	no additional Contributions will be accepted under the Contract; and
—	no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see “Federal Tax Matters” below for details.

FEDERAL TAX MATTERS

Introduction

This discussion of federal income tax consequences is only a brief summary and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. The federal income tax consequences discussed here reflect our understanding of current law, which may change. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. This discussion is not intended to address the tax consequences resulting from all situations. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances, or the circumstances of the recipient of the distribution. Please consult a competent tax advisor for further information.

The Contract may be purchased on a non-tax qualified basis (“Non-Qualified Contract”) or purchased and used in connection with IRAs (“Annuity IRA”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. Tax deferral under an Annuity IRA arises under specific provisions of the Code, so you should only purchase a Contract for other features and benefits available under an Annuity IRA, and not for the purpose of obtaining tax deferral. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

TAXATION OF ANNUITIES

In General

Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a “natural person” will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or

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pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned or pledged as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the “investment in the Contract” (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply if the Contract:

—	is acquired by the estate of a decedent;
—	is an Annuity IRA;
—	is a qualified funding asset for a structured settlement;
—	is purchased on behalf of an employee upon termination of a qualified plan; or
—	is an immediate annuity.

If you are a non-natural person, please consult a competent tax advisor. The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the “investment in the contract” at that time. The “investment in the Contract” generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The non-taxable amount is generally determined by the ratio of the “investment in the Contract” to the individual’s Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity Payments

Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the “investment in the Contract” will be taxed. For fixed annuity payouts, there is generally no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the fixed annuity payouts bears to the total expected value of the annuity payouts for the term of the payouts (determined under U.S. Treasury Department regulations). For variable annuity payouts, there is generally no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payments expected to be made (determined by U.S. Treasury Department regulations, which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” please consult a competent tax advisor regarding the deductibility of the unrecovered amount. The taxable portion of any annuity payout is taxed at ordinary income tax rates.

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Under a tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives, or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. Currently, we do not allow partial annuitization under your Contract.

Penalty Tax

For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

—	made on or after the date on which the Owner attains age 59 1⁄2;
—	made as a result of the death or disability of the Owner;
—	received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary; or
—	received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, please consult a competent tax advisor.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally, such amounts are included in the income of the recipient as follows:

—	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.
—	If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at Death

In order to be treated as a Non-Qualified Contract, the terms of the Contract must provide the following distribution rules:

1.

If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest must be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.

2.

If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, if the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to similar rules under Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments

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For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be “adequately diversified” in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the current excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Internal Revenue Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) of the Internal Revenue Code of 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account.” In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Contract would result in you being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Transfers, Assignments, or Exchanges

A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this Prospectus. If you are contemplating any of these types of changes, please consult a competent tax advisor.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. Please consult a competent tax advisor before purchasing more than one Contract.

Withholding

Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the Owner’s tax status. Except for eligible rollover distributions in the case of Annuity IRA distributions, owners are generally provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges

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Section 1035 of the Internal Revenue Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult a competent tax advisor.

In June 2011, the Internal Revenue Service issued Revenue Procedure 2011-38, which significantly eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.  The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months (beginning on the date of transfer) to 180 days.

2.  Annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Internal Revenue Code will not be treated as a distribution from either the old or new contract.

3.  The automatic characterization of a transfer as a distribution taxable under Section 72(e) of the Internal Revenue Code if it did not qualify as a tax-free exchange under Section 1035 is replaced with an analysis by the IRS, using general tax principles, to determine the substance and thus the treatment of the transaction.

Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.

The Health Care and Education Reconciliation Act of 2010 (the “HCERA”) amends the Patient Protection and Affordable Care Act and imposes an unearned income Medicare tax. Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a competent tax advisor for more information.

Individual Retirement Annuities

Section 408 of the Internal Revenue Code permits eligible individuals to contribute to individual retirement programs, including an “individual retirement annuity.” Certain kinds of distributions from certain types of qualified retirement plans may be “rolled over” to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you will have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1⁄2. Please consult a competent tax advisor concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information on the federal income tax status of the previous annuity contract.

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We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

ASSIGNMENTS OR PLEDGES

Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant. However, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under “Taxation of Annuities.” Please consult a competent tax advisor for further information.

DISTRIBUTION OF THE CONTRACTS

GWFS Equities is the principal underwriter and distributor of the Contracts. GWFS Equities is a wholly owned subsidiary of Great-West and is registered with the SEC as a broker/dealer and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 228-8706.

VOTING RIGHTS

To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares we hold as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

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RIGHTS RESERVED BY GREAT-WEST

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

—	to operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law;
—	to Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine, or remove Investment Divisions of the Series Account;
—	to substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law;
—	to cease offering variable or fixed annuity payment options;
—	to terminate, upon 30 days advanced written notice, Contributions into certain Investment Divisions and Guaranteed Sub-Accounts;
—	to make any changes required by the Internal Revenue Code, or by any other applicable law in order to continue treatment of the Contract as an annuity;
—	to change the time or time of day at which a Valuation Date is deemed to have ended; and
—

to make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then-outstanding Contract the aggregate amount of the types of charges that we have guaranteed.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death, or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application, or payment of any death benefit, transfer, partial or total withdrawal, or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the SEC, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience of such Accumulation or Annuity Units, or for such other periods as the SEC may by order permit for the protection of investors.

Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, we and other affected insurance companies are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds’ prospectuses for more details.

ADDING AND DISCONTINUING INVESTMENT DIVISIONS

We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

30

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.

SUBSTITUTION OF INVESTMENTS

When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior notice to you and compliance with the federal securities laws.

LEGAL MATTERS

Jorden Burt LLP has provided advice regarding certain legal matters concerning the Federal securities laws applicable to the issue and sale of the Contract.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, the principal underwriter of the Contracts. Great-West is engaged in various kinds of routine litigation that, in our judgment, are not material to its total assets or material with respect to the Series Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of the investment divisions of the Maxim Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in the Statement of Additional Information and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedule and includes an explanatory paragraph referring to the retrospective adoption of a change in accounting for costs associated with acquiring or renewing insurance contracts). Such financial statements and financial statement schedule have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including names, contact information, and identifying information for owners, annuitants, beneficiaries, and other payees.

AVAILABLE INFORMATION

We have filed a registration statement (“Registration Statement”) with the SEC under the 1933 Act and the 1940 Act relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Please consult the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this Prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, please consult the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the Public

31

Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330. The SEC also maintains a website address (www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract and Series Account. To request the SAI or other information about the Contract, or to update your information or make any inquiries about the Contract, contact Great-West toll-free at (800) 537-2033 or via email at webmaster@gwrs.com. Please include in your email: (i) your name; (ii) address; and (iii) employer’s name or Plan number.

The SAI contains more specific information and financial statements relating to the Series Account and Great-West, such as:

—	Custodian and Independent Registered Public Accounting Firm;
—	Underwriter; and
—	Financial Statements

32

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units Outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (1.25)	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
FIDELITY VIP CONTRAFUND
Value at beginning of period	18.63	19.35	16.72	12.47	22.47	18.92	17.15	14.85	13.02	10.26
Value at end of period	21.41	18.63	19.35	16.72	12.47	22.47	18.92	17.15	14.85	13.02
Number of accumulation units outstanding at end of period	2,809	4,291	4,380	5,973	7,343	8,005	9,453	10,879	13,018	12,839
GREAT-WEST AGGRESSIVE PROFILE I
Value at beginning of period	15.39	16.30	14.28	10.87	18.37	17.36	15.21	14.16	12.27	9.51
Value at end of period	17.69	15.39	16.30	14.28	10.87	18.37	17.36	15.21	14.16	12.27
Number of accumulation units outstanding at end of period	1,973	2,099	2,136	2,378	3,370	4,245	3,382	1,151	1,025	3,427
GREAT-WEST ARIEL MIDCAP VALUE
Value at beginning of period	39.70	43.17	36.56	22.72	38.59	39.56	35.98	35.24	31.78	24.83
Value at end of period	47.14	39.70	43.17	36.56	22.72	38.59	39.56	35.98	35.24	31.78
Number of accumulation units outstanding at end of period	8,951	10,171	10,468	11,554	12,751	16,199	17,646	23,248	26,967	28,088
GREAT-WEST ARIEL SMALL-CAP VALUE
Value at beginning of period	35.65	40.71	31.88	19.42	36.37	37.77	33.98	34.57	28.65	22.45
Value at end of period	42.31	35.65	40.71	31.88	19.42	36.37	37.77	33.98	34.57	28.65
Number of accumulation units outstanding at end of period	3,142	3,326	3,406	3,971	4,411	5,959	7,082	8,002	8,024	7,607
GREAT-WEST BOND INDEX
Value at beginning of period	14.90	14.08	13.38	12.76	12.15	11.52	11.24	11.15	10.93	10.74
Value at end of period	15.29	14.90	14.08	13.38	12.76	12.15	11.52	11.24	11.15	10.93
Number of accumulation units outstanding at end of period	1,896	1,897	2,367	3,545	3,847	10,096	4,710	4,306	4,374	4,610
GREAT-WEST CONSERVATIVE PROFILE I
Value at beginning of period	16.49	16.53	15.39	12.94	15.21	14.58	13.70	13.31	12.61	11.47
Value at end of period	17.76	16.49	16.53	15.39	12.94	15.21	14.58	13.70	13.31	12.61
Number of accumulation units outstanding at end of period	2,322	795	795	894	894	595	595	3,012	3,012	3,012
GREAT-WEST INVESCO ADR
Value at beginning of period	18.06	21.47	20.59	15.96	27.05	25.48	20.83	18.95	16.04	12.37
Value at end of period	20.44	18.06	21.47	20.59	15.96	27.05	25.48	20.83	18.95	16.04
Number of accumulation units outstanding at end of period	8,419	10,351	10,555	12,101	13,607	17,739	21,614	20,938	18,197	20,146
GREAT-WEST LOOMIS SAYLES BOND
Value at beginning of period	36.36	35.25	31.65	23.15	29.96	28.06	25.58	24.97	22.78	17.73
Value at end of period	41.66	36.36	35.25	31.65	23.15	29.96	28.06	25.58	24.97	22.78
Number of accumulation units outstanding at end of period	2,681	2,857	2,774	5,656	6,464	6,917	9,213	12,227	15,128	14,064
GREAT-WEST MODERATE PROFILE I
Value at beginning of period	17.10	17.54	15.92	12.96	17.10	16.17	14.62	13.93	12.66	10.67
Value at end of period	18.96	17.10	17.54	15.92	12.96	17.10	16.17	14.62	13.93	12.66
Number of accumulation units outstanding at end of period	6,667	9,022	9,331	12,673	12,769	19,301	20,120	37,438	41,394	44,389
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	16.95	17.54	15.70	12.36	17.94	16.94	15.08	14.18	12.66	10.34
Value at end of period	19.07	16.95	17.54	15.70	12.36	17.94	16.94	15.08	14.18	12.66
Number of accumulation units outstanding at end of period	1,593	2,058	2,622	2,697	3,813	6,027	5,408	12,522	14,121	16,962
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	16.24	16.46	15.14	12.55	15.52	14.77	13.61	13.01	12.01	10.44
Value at end of period	17.59	16.24	16.46	15.14	12.55	15.52	14.77	13.61	13.01	12.01
Number of accumulation units outstanding at end of period	79	260	260	4,453	4,487	5,535	2,605	2,984	2,922	2,852
GREAT-WEST MONEY MARKET
Value at beginning of period	13.21	13.37	13.54	13.71	13.63	13.18	12.76	12.57	12.61	12.68
Value at end of period	13.04	13.21	13.37	13.54	13.71	13.63	13.18	12.76	12.57	12.61
Number of accumulation units outstanding at end of period	60,649	59,374	60,074	59,981	64,681	66,097	99,869	65,964	72,990	97,844

A-1

GREAT-WEST S&P SMALLCAP 600® INDEX
Value at beginning of period	33.52	33.82	27.25	22.08	32.56	33.25	29.38	27.79	23.11	16.94
Value at end of period	38.34	33.52	33.82	27.25	22.08	32.56	33.25	29.38	27.79	23.11
Number of accumulation units outstanding at end of period	5,066	6,134	6,595	7,642	10,277	11,275	14,092	16,645	17,845	16,092
GREAT-WEST SMALL-CAP GROWTH
Value at beginning of period	25.54	26.02	21.30	16.32	28.14	25.39	25.04	24.24	23.15	17.90
Value at end of period	29.01	25.54	26.02	21.30	16.32	28.14	25.39	25.04	24.24	23.15
Number of accumulation units outstanding at end of period	5,334	5,984	5,976	6,565	7,243	11,090	12,752	15,450	19,753	23,915
GREAT-WEST STOCK INDEX
Value at beginning of period	27.75	27.77	24.35	19.45	31.40	30.24	26.70	25.74	23.53	18.56
Value at end of period	31.66	27.75	27.77	24.35	19.45	31.40	30.24	26.70	25.74	23.53
Number of accumulation units outstanding at end of period	17,955	19,206	21,375	26,385	29,423	34,421	73,268	78,956	91,037	105,025
GREAT-WEST T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	30.84	31.51	27.72	22.42	35.58	34.90	29.67	28.85	25.39	20.45
Value at end of period	35.70	30.84	31.51	27.72	22.42	35.58	34.90	29.67	28.85	25.39
Number of accumulation units outstanding at end of period	11,639	12,477	12,551	18,698	21,281	24,935	29,263	37,594	39,929	46,571
GREAT-WEST T.ROWE PRICE MIDCAP GROWTH
Value at beginning of period	27.35	28.17	22.36	15.63	26.78	22.99	21.81	19.35	16.59	12.19
Value at end of period	30.70	27.35	28.17	22.36	15.63	26.78	22.99	21.81	19.35	16.59
Number of accumulation units outstanding at end of period	3,061	5,788	6,795	10,336	10,688	11,445	17,435	21,897	24,281	23,154
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES
Value at beginning of period	21.88	20.96	20.10	19.20	18.26	17.36	16.85	16.70	16.27	16.06
Value at end of period	22.31	21.88	20.96	20.10	19.20	18.26	17.36	16.85	16.70	16.27
Number of accumulation units outstanding at end of period	1,713	5,705	6,108	7,732	7,920	4,843	7,964	12,932	15,586	19,264

APPENDIX B

CALCULATION OF THE NET INVESTMENT FACTOR

The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a)	is the net result of:
(i)	the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period; plus
(ii)

the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

(iii)

a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Variable Sub-Account; and

(b)	is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period; and
(c)	is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease, or remain unchanged. The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflects the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

B-1

MAXIM SERIES ACCOUNT

Maximum Value Plan

Individual Flexible Premium Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Telephone: (800) 228-8706

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2013, which is available without charge by contacting Great-West Life & Annuity Insurance Company (“Great-West”) at the above address or at the above telephone number.

May 1, 2013

Page
CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-
UNDERWRITER	B-
FINANCIAL STATEMENTS	B-

CUSTODIAN AND INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

A.         Custodian

The assets of Maxim Series Account (the “Series Account”) of Great-West Life & Annuity Insurance Company (“Great-West”) are held by Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Great-West. Great-West maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of Great-West.

B.        Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as Great-West’s and the Series Account’s Independent Registered Public Accounting Firm. Deloitte & Touche LLP audits financial statements for Great-West and the Series Account and provides other audit, tax and related services.

The financial statements of each of the investment divisions of the Maxim Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in this Statement of Additional Information and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedule and includes an explanatory paragraph referring to the retrospective adoption of a change in accounting for costs associated with acquiring or renewing insurance contracts). Such financial statements and financial statement schedule have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

UNDERWRITER

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of Great-West. GWFS is registered with the Securities and Exchange Commission as a broker-dealer, and is a member of the Financial Industry Regulatory Authority. Prior to 1996, the Contracts were offered through an affiliate of Great-West. GWFS received no underwriting commissions from Great-West in connection with this offering for each of the last three fiscal years.

FINANCIAL STATEMENTS

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interests of Contract Owners under the Contracts are affected solely by the investment results of the investment divisions of the Series Account.

Great-West Life & Annuity

Insurance Company

(a wholly-owned subsidiary of

GWL&A Financial Inc.)

Consolidated Balance Sheets as of December 31, 2012

and 2011, and Related Consolidated Statements of

Income, Comprehensive Income, Stockholder’s Equity

and Cash Flows for Each of the Three Years in the Period

Ended December 31, 2012 and Report of Independent

Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. Our audits also included the financial statement schedule. These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the accompanying consolidated financial statements have been retrospectively adjusted for the Company’s adoption of a change in accounting for costs associated with acquiring or renewing insurance contracts.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2013

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2012 and 2011

(In Thousands, Except Share Amounts)

	December 31,
	2012	2011
Assets		As adjusted
Investments:		See Note 1
Fixed maturities, available-for-sale, at fair value (amortized cost $16,756,216 and $15,586,970)	$18,188,344	$16,589,783
Fixed maturities, held for trading, at fair value (amortized cost $356,012 and $134,591)	367,600	147,526
Mortgage loans on real estate (net of allowances of $2,890 and $21,130)	2,881,758	2,513,087
Policy loans	4,260,200	4,219,849
Short-term investments, available-for-sale (amortized cost $266,332 and $332,764)	266,332	332,764
Limited partnership and other corporation interests	124,814	169,233
Other investments	21,328	22,990

Total investments	26,110,376	23,995,232

Other assets:
Cash	11,387	7,593
Reinsurance receivable	638,797	616,336
Deferred acquisition costs and value of business acquired	204,461	219,833
Investment income due and accrued	257,028	248,114
Collateral under securities lending agreements	142,022	7,099
Due from parent and affiliates	82,828	114,697
Goodwill	105,255	105,255
Other intangible assets	18,249	21,855
Other assets	609,623	505,401
Assets of discontinued operations	33,053	39,621
Separate account assets	24,605,526	22,331,391

Total assets	$52,818,605	$48,212,427

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2012 and 2011

(In Thousands, Except Share Amounts)

	December 31,
	2012	2011
		As adjusted See Note 1
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$23,480,618	$21,828,274
Policy and contract claims	321,375	310,455
Policyholders’ funds	374,821	382,816
Provision for policyholders’ dividends	63,102	64,710
Undistributed earnings on participating business	10,393	11,105

Total policy benefit liabilities	24,250,309	22,597,360

General liabilities:
Due to parent and affiliates	544,447	538,561
Commercial paper	97,987	97,536
Payable under securities lending agreements	142,022	7,099
Deferred income tax liabilities, net	288,995	154,464
Other liabilities	719,969	532,327
Liabilities of discontinued operations	33,053	39,616
Separate account liabilities	24,605,526	22,331,391

Total liabilities	50,682,308	46,298,354

Commitments and contingencies

Stockholder’s equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	771,041	768,247
Accumulated other comprehensive income	635,699	469,982
Retained earnings	722,525	668,812

Total stockholder’s equity	2,136,297	1,914,073

Total liabilities and stockholder’s equity	$52,818,605	$48,212,427

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted See Note 1	As adjusted See Note 1
Revenues:
Premium income, net of premiums ceded of $50,303, $40,720 and $41,474	$422,153	$523,216	$805,622
Fee income	535,823	486,795	447,954
Net investment income	1,191,551	1,158,486	1,174,744
Realized investment gains (losses), net:
Total other-than-temporary losses	(5,138)	(19,467)	(96,648)
Other-than-temporary (gains) losses transferred to other comprehensive income	(61)	10,005	16,747
Other realized investment gains, net	121,916	33,957	55,406

Total realized investment gains (losses), net	116,717	24,495	(24,495)

Total revenues	2,266,244	2,192,992	2,403,825

Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $46,492, $36,876 and $30,678	682,088	645,567	628,895
Increase (decrease) in future policy benefits	(66,697)	18,828	320,167
Interest paid or credited to contractholders	519,499	529,349	518,918
Provision for policyholders’ share of earnings on participating business	(580)	2,884	2,197
Dividends to policyholders	64,000	67,334	70,230

Total benefits	1,198,310	1,263,962	1,540,407
General insurance expenses	596,649	566,693	530,893
Amortization of deferred acquisition costs and value of business acquired	60,479	28,820	29,343
Interest expense	37,387	37,462	37,421

Total benefits and expenses, net	1,892,825	1,896,937	2,138,064

Income from continuing operations before income taxes	373,419	296,055	265,761
Income tax expense	135,305	93,818	68,627

Income from continuing operations	238,114	202,237	197,134
(Loss) from discontinued operations, net of income tax (expense) benefit of $ - , $ - and $900	-	-	(1,600)

Net income	$238,114	$202,237	$195,534

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted See Note 1	As adjusted See Note 1
Net Income	$238,114	$202,237	$195,534

Components of other comprehensive income
Unrealized holding gains arising on available-for-sale fixed maturity investments (1)	534,028	511,663	724,296
Net change during the period related to cash flow hedges	(18,881)	21,014	17,293
Reclassification adjustment for (gains) losses realized in net income	(107,713)	(74,165)	23,198

Net unrealized gains related to investments	407,434	458,512	764,787

Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(83,835)	(100,216)	(129,715)
Employee benefit plan adjustment	(68,650)	(49,566)	(5,142)

Other, net	(152,485)	(149,782)	(134,857)

Other comprehensive income before income taxes	254,949	308,730	629,930
Income tax expense related to items of other comprehensive income	89,232	108,056	220,476

Other comprehensive income	165,717	200,674	409,454

Total comprehensive income	$403,831	$402,911	$604,988

(1) Other comprehensive income includes the non-credit component of impaired losses on fixed maturities available-for-sale in the amounts of $26,583, $13,590 and $6,346 for the years ended December 31, 2012, 2011 and 2010, respectively.

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total
Balances, January 1, 2010 (1)	$7,032	$761,330	$(140,146)	$638,311	$1,266,527
Net income (1)				195,534	195,534
Other comprehensive income (loss), net of income taxes (1)			409,454		409,454
Dividends				(160,917)	(160,917)
Capital contribution - stock-based compensation		1,855			1,855
Income tax benefit on stock-based compensation		1,459			1,459

Balances, December 31, 2010 (1)	7,032	764,644	269,308	672,928	1,713,912
Net income (1)				202,237	202,237
Other comprehensive income (loss), net of income taxes (1)			200,674		200,674
Dividends				(206,353)	(206,353)
Capital contribution - stock-based compensation		1,786			1,786
Income tax benefit on stock-based compensation		1,817			1,817

Balances, December 31, 2011 (1)	7,032	768,247	469,982	668,812	1,914,073
Net income				238,114	238,114
Other comprehensive income (loss), net of income taxes			165,717		165,717
Dividends				(184,401)	(184,401)
Capital contribution - stock-based compensation		2,314			2,314
Income tax benefit on stock-based compensation		480			480

Balances, December 31, 2012	$7,032	$771,041	$635,699	$722,525	$2,136,297

(1)	As adjusted; See Note 1

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted See Note 1	As adjusted See Note 1
Cash flows from operating activities:
Net income	$238,114	$202,237	$195,534
Adjustments to reconcile net income to net cash provided by operating activities:
Earnings allocated to participating policyholders	(580)	2,884	2,197
Amortization of premiums (accretion of discounts) on investments, net	(28,495)	(41,220)	(44,096)
Net realized (gains) losses on investments	(126,938)	(62,088)	26,665
Net proceeds (purchases) of trading securities	(220,646)	3,597	901
Interest credited to contractholders	515,356	525,347	514,002
Depreciation and amortization	82,595	48,094	44,540
Deferral of acquisition costs	(94,826)	(57,108)	(47,513)
Deferred income taxes	45,371	23,617	33,636
Other, net	(2,681)	(4,037)	(9,834)
Changes in assets and liabilities:
Policy benefit liabilities	(192,755)	(148,298)	135,731
Reinsurance receivable	(15,893)	1,131	4,594
Investment income due and accrued	(8,654)	(8,769)	(13,896)
Other assets	(98,042)	(8,176)	9,256
Other liabilities	31,380	45,515	(112,002)

Net cash provided by operating activities	123,306	522,726	739,715

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	8,432,248	5,373,914	4,515,507
Mortgage loans on real estate	172,950	96,848	158,246
Limited partnership interests, other corporation interests and other investments	52,151	58,872	90,235
Purchases of investments:
Fixed maturities, available-for-sale	(9,407,969)	(6,405,522)	(5,355,943)
Mortgage loans on real estate	(524,396)	(899,234)	(331,843)
Limited partnership interests, other corporation interests and other investments	(5,577)	(7,874)	(19,528)
Net change in short-term investments	81,058	1,576,779	(919,023)
Net change in repurchase agreements	-	(936,762)	445,424
Policy loans, net	4,983	(41,408)	24,257
Purchases of furniture, equipment and software	(23,525)	(19,990)	-

Net cash used in investing activities	(1,218,077)	(1,204,377)	(1,392,668)

See notes to consolidated financial statements.			(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted See Note 1	As adjusted See Note 1
Cash flows from financing activities:
Contract deposits	$2,881,112	$2,544,213	$2,234,984
Contract withdrawals	(1,636,066)	(1,716,544)	(1,570,767)
Change in due to/from parent and affiliates	37,598	87,743	(16,274)
Dividends paid	(184,401)	(206,353)	(160,917)
Net commercial paper borrowings	451	5,855	(5,932)
Change in book overdrafts	(609)	(31,963)	3,898
Income tax benefit of stock option exercises	480	1,817	1,459

Net cash provided by financing activities	1,098,565	684,768	486,451

Net increase (decrease) in cash	3,794	3,117	(166,502)
Cash, beginning of year	7,593	4,476	170,978

Cash, end of year	$11,387	$7,593	$4,476

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for:
Income taxes	$(102,213)	$(121,436)	$33
Income tax payments withheld and remitted to taxing authorities	48,932	53,630	56,664
Interest	37,387	37,463	37,421

Non-cash investing and financing transactions during the years:
Share-based compensation expense	$2,314	$1,786	$1,855
Fair value of assets acquired in settlement of fixed maturity investments	1,125	13,021	-
Real estate acquired in satisfaction of debt	-	2,140	-

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding Company. The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control. Intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities, valuation of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”), employee benefits plans and income taxes and the valuation of deferred tax assets or liabilities, net. Actual results could differ from those estimates.

During the year ended December 31, 2012, the Company had an $18,240 decrease in the general mortgage provision allowance as a result of revised assumptions primarily related to the improvement in general economic conditions, the stability of loss levels within the commercial real estate market and the stability of the Company’s own commercial mortgage portfolio.

Retrospective adoption of accounting pronouncement

In October 2010, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2010-26 Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts - a Consensus of the FASB Emerging Issues Task Force (“ASU No. 2010-26”). ASU No. 2010-26 provided guidance and modified the definition of the types and nature of costs incurred by insurance enterprises that can be capitalized in connection with the successful acquisition of new or renewal insurance contracts. Further, ASU No. 2010-26 clarified which costs may not be capitalized as DAC. Such costs include incremental costs related to unsuccessful attempts to acquire new or renewal insurance contracts in addition to certain administrative costs. ASU No. 2010-26 was effective for interim and annual periods in fiscal years beginning after December 15, 2011. The Company adopted ASU No. 2010-26 for its fiscal year beginning January 1, 2012, and applied the retrospective method of adoption to year-end 2004. Any adjustment prior to 2004 was impracticable.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following is a summary of the effects of the adoption of ASU No. 2010-26 on the Company’s condensed consolidated financial statements:

	As previously reported	Retrospective adoption	As adjusted
Consolidated Balance Sheets
December 31, 2011
Deferred acquisition costs and value of business acquired	$343,449	$(123,616)	$219,833
Deferred income tax liabilities, net	197,729	(43,265)	154,464
Accumulated other comprehensive income	445,372	24,610	469,982
Retained earnings	773,773	(104,961)	668,812

Consolidated Statements of Income
December 31, 2011
General insurance expenses	535,636	31,057	566,693
Amortization of deferred acquisition costs and value of business acquired	41,634	(12,814)	28,820
Income tax expense	100,203	(6,385)	93,818
Net income	214,095	(11,858)	202,237

December 31, 2010
General insurance expenses	498,386	32,507	530,893
Amortization of deferred acquisition costs and value of business acquired	50,741	(21,398)	29,343
Income tax expense	72,515	(3,888)	68,627
Net income	202,755	(7,221)	195,534

Consolidated Statements of Comprehensive Income
December 31, 2011
Net income	214,095	(11,858)	202,237
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(96,860)	(3,356)	(100,216)
Income tax expense related to items of other comprehensive income	109,230	(1,174)	108,056

December 31, 2010
Net income	202,755	(7,221)	195,534
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(182,357)	52,642	(129,715)
Income tax expense related to items of other comprehensive income	202,051	18,425	220,476

Consolidated Statements of Stockholder’s Equity
Balances, January 1, 2010, Accumulated other comprehensive income (loss)	(132,721)	(7,425)	(140,146)
Balances, January 1, 2010, Retained earnings	724,193	(85,882)	638,311
Net income, 2010	202,755	(7,221)	195,534
Other comprehensive income (loss), net of income taxes, 2010	375,237	34,217	409,454
Net income, 2011	214,095	(11,858)	202,237
Other comprehensive income (loss), net of income taxes, 2011	202,856	(2,182)	200,674

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	As previously reported	Retrospective adoption	As adjusted
Consolidated Statements of Cash Flows
December 31, 2011
Net income	214,095	(11,858)	202,237
Depreciation and amortization	60,908	(12,814)	48,094
Deferral of acquisition costs	(88,165)	31,057	(57,108)
Deferred income taxes	30,002	(6,385)	23,617

December 31, 2010
Net income	202,755	(7,221)	195,534
Depreciation and amortization	65,938	(21,398)	44,540
Deferral of acquisition costs	(80,020)	32,507	(47,513)
Deferred income taxes	37,524	(3,888)	33,636

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity investments as available-for-sale. Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. All available-for-sale fixed maturity investments are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”). The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method, realized gains and losses are included in net realized investment gains (losses) and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company purchases fixed maturity securities which are classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

2.

Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the scientific interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are disclosed as impaired.

The Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. For loan balances greater than 90 days past due or in the process of foreclosure, all accrual of interest is discontinued. The Company resumes interest accrual on loans when a loan returns to current status. Interest accrual may also resume under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.

Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). An entity would be determined to be a primary beneficiary, and thus consolidated when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. When the Company becomes involved with a VIE and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;
•	The risks and rewards created by and shared through the entity and
•	The entity’s participants’ ability to direct the activities, receive its benefits and absorb its losses.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.	Policy loans are carried at their unpaid balances.

5.

Short-term investments include securities purchased with initial maturities of one year or less and are generally carried at fair value which is approximated from amortized cost. The Company classifies its short-term investments as available-for-sale.

6.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Assets to be repurchased are the same, or substantially the same, as the assets transferred and are accounted for as secured borrowings. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. In connection with repurchase agreements transactions, it is the Company’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements.

7.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities.

8.

The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	A fixed maturity investment has been downgraded by a credit rating agency;
•	The financial condition of the issuer has deteriorated;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

¡

Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

¡	U.S. states and their subdivisions - material event notices.
¡	Short-term investments - valued based on amortized cost.
¡	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.
¡

Separate account assets and liabilities - exchange rates, various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, currency volatility, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

¡	Common collective trusts – the net asset value based on the underlying trust investments.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

¡	Corporate debt securities – unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
¡	Asset-backed securities – internal models utilizing asset-backed securities index spreads.
¡	Separate account assets – single broker quotes which may be in an illiquid market or otherwise deemed unobservable or net asset value per share of the underlying investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting and reporting policies and procedures around the securities valuation process.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Internal pricing models may be used to value certain Level 3 securities. These models have been created by the Company based on specific characteristics of the portfolio, such as the high level of illiquidity, the low level of market making and trading activity and the collateralized nature of certain securities. These models are recalibrated monthly by adjusting the inputs based on current public security market conditions and how those conditions apply to the Company’s portfolio. Internal model input assumptions may include: prepayment speeds, constant default rates and the Asset Backed Securities Index (“ABX Index”) spread adjusted by an internally calculated liquidity premium. The primary inputs into the internal pricing models are the constant default rate and the internally adjusted ABX Index spread. Additionally, a monthly comparison of the internally developed model prices to pricing vendor evaluations is performed and analyzed. The Company determined the use of internal models was more accurate for certain securities categorized as Level 3 primarily due to the internally adjusted ABX Index spread being a better indication of fair value than spread assumptions used by external pricing models in illiquid markets. The internally adjusted ABX Index spread captures exposure to similar cash flows as the Company’s portfolio in a liquid and actively traded market and includes additional spread assumptions for potential illiquidity of the underlying collateral.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in AOCI and are recognized in the consolidated income statements when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed minimum withdrawal benefit, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets and fee revenue based on equity market performance and (d) convert floating rate assets to fixed rate assets for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives. The Company incorporates the market’s perception of its own and the counterparty’s non-performance risk through review of credit spreads in determining the fair value of the portion of its over-the-counter (“OTC”) derivative assets and liabilities that are uncollateralized.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Collateral agreements are regularly entered into as part of the underlying agreements with counterparties to mitigate counterparty credit risk. Certain of these arrangements require collateral when the fair value exceeds certain thresholds and also include credit contingent provisions that provide for a reduction of these thresholds in the event of downgrade in the credit ratings of the Company and/or the counterparty.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged by the Company is included in other assets.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the consolidated statement of cash flows. The book overdrafts are included in other liabilities in the accompanying consolidated balance sheets.

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage are capitalized and amortized using the straight-line method over its estimated useful life. Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $48,280 and $33,021, are included in other assets at December 31, 2012 and 2011, respectively. The Company capitalized $17,593, $16,676 and $9,816 of internal use software development costs during the years ended December 31, 2012, 2011 and 2010, respectively.

Deferred acquisition costs and value of business acquired

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business or through the acquisition of insurance or annuity contracts. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business.

DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition and is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and preferred provider relationships in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder and therefore, are not included in the Company’s consolidated statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. (“Great-West Funds”) (formerly known as Maxim Series Funds Inc.) and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Life insurance and annuity future benefits

Life insurance and annuity future benefits with life contingencies in the amounts of $13,808,516 and $13,051,532 at December 31, 2012 and 2011, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract benefits without life contingencies in the amounts of $9,622,357 and $8,727,286 at December 31, 2012 and 2011, respectively, are established at the contractholder’s account value.

Reinsurance Ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities are $6,748,375 and $6,705,462 at December 31, 2012 and 2011, respectively. Participating business comprises approximately 9% and 8% of the Company’s individual life insurance in-force at December 31, 2012 and 2011, respectively, and 20%, 19% and 13% of individual life insurance premium income for the years ended December 31, 2012, 2011 and 2010, respectively. The policyholder’s share of net income on participating policies is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Recognition of premium and fee income and benefits and expenses

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned.

Realized investment gains (losses) and derivative financial instruments

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

Share-based compensation

Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

In 2011, the Company implemented a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, performance share units are granted to certain senior executives of the Company having a value equal to the participants’ deferred incentive compensation for the period. The Company uses the fair value method to recognize the cost of share-based employee compensation under the PSU plan.

2. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2 and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy rollforward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Company adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchases, sales, issuances and settlements provisions for its fiscal year beginning January 1, 2011. The provisions of ASU No. 2010-06 relate only to financial statement disclosures and, accordingly, did not have an impact on the Company’s consolidated financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-02 Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring (“ASU No. 2011-02”). ASU No. 2011-02 clarifies and defines the criteria to be met in a debt modification in order to be considered a troubled debt restructuring. It also clarifies whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructures. ASU No. 2011-02 is effective for the first interim or annual period beginning on or after June 15, 2011 with early adoption permitted and is to be applied retrospectively to the beginning of the annual period of adoption. The Company adopted ASU No. 2011-02 for its fiscal period ended September 30, 2011. The adoption of ASU No. 2011-02 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-03 Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criteria under ASC topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASC topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Company adopted ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 did not have an impact on the Company’s consolidated financial position or the results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

In May 2011, the FASB issued ASU No. 2011-04 Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 does not extend the use of the existing concepts or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Company adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-04 relate only to financial statement disclosures regarding fair value and, accordingly, its adoption did not have an impact on the Company’s consolidated financial position or the results of its operations.

In June 2011, the FASB issued ASU No. 2011-05 Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU No. 2011-05”). ASU No. 2011-05 provides that, upon adoption, entities must present the components of net income, the components of comprehensive income and the total of comprehensive income for all periods presented. The option of presenting the components of comprehensive income in the statement of changes of equity has been eliminated. ASU No. 2011-05 is effective for interim or annual periods beginning on or after December 15, 2011. The Company adopted ASU No. 2011-05 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-05 relate only to the presentation of other comprehensive income and, accordingly, its adoption did not have an impact on the Company’s consolidated financial position or the results of its operations. ASU No. 2011-05 was subsequently amended by ASU No. 2011-12.

In September 2011, the FASB issued ASU No. 2011-08 Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment (“ASU No. 2011-08”). ASU No. 2011-08 provides that entities have the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of recorded goodwill is less than its carrying value. If an entity concludes that it is more likely than not that the fair value of recorded goodwill is less than its carrying value, it is then required to calculate the fair value of the recorded goodwill and to measure the amount of impairment loss, if any. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests for fiscal years beginning after December 15, 2011. The Company adopted the provisions of ASU No. 2011-08 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-08 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In December 2011, the FASB issued ASU No. 2011-12 Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU No. 2011-12”). ASU No. 2011-12 indefinitely defers the requirement in ASU No. 2011-05 for entities to present reclassification adjustments out of AOCI by component in both the statement in which net income is presented and statement in which other comprehensive income is presented, for both interim and annual periods. ASU No. 2011-12 does not affect any other provisions of ASU No. 2011-05. ASU No. 2011-12 is effective for fiscal years and interim periods within those years ending after December 15, 2011. The Company adopted the provisions of ASU No. 2011-12 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-12 relate only to the indefinite deferral of the effective date for amendments to the presentation of reclassifications of items out of accumulated other comprehensive income and, accordingly, its adoption did not have an impact on the Company’s consolidated financial position or the results of its operations. ASU No. 2011-12 was subsequently amended by ASU No. 2013-02.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Future adoption of new accounting pronouncements

In December 2011, the FASB issued ASU No. 2011-11 Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities (“ASU No. 2011-11”). ASU No. 2011-11 provides for entities to disclose information about financial instruments and derivative instruments that are either offset in the balance sheet (presented on a net basis), or subject to an enforceable master netting arrangement or similar arrangement. ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013 and for interim periods within those annual periods. The Company will adopt the provisions of ASU No. 2011-11 for its fiscal year beginning January 1, 2013. The provisions of ASU No. 2011-11 relate only to financial statement disclosures regarding balance sheet offsetting and, accordingly, its adoption will not have an impact on the Company’s consolidated financial position or the results of its operations. ASU No. 2011-11 was subsequently amended by ASU No. 2013-01.

In January 2013, the FASB issued ASU No. 2013-01 Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU No. 2013-01”). ASU No. 2013-01 clarifies that the scope of ASU No. 2011-11 applies to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The Company will adopt the provisions of ASU No. 2013-01 for its fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The effective date is the same as the effective date of ASU No. 2011-11.

In February 2013, the FASB issued ASU No. 2013-02 Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU No. 2013-02”). ASU No. 2013-02 requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income for each applicable component of net income on a prospective basis. ASU No. 2013-02 supersedes the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU No. 2011-05 and ASU No. 2011-12, for all entities. The Company will adopt the provisions of ASU No. 2013-02 for its fiscal year beginning January 1, 2013. The provisions of ASU No. 2013-02 relate only to financial statement presentation of other comprehensive income and, accordingly, its adoption will not have an impact on the Company’s consolidated financial position or the results of its operations.

3. Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the consolidated balance sheets at December 31, 2012 and 2011 are the following related party amounts:

	December 31,
	2012	2011
Reinsurance receivable	$533,446	$502,093
Future policy benefits	1,990,579	2,115,676

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Included in the consolidated statements of income for the years ended December 31, 2012, 2011 and 2010 are the following related party amounts:

	Year ended December 31,
	2012	2011	2010
Premium income, net of related party premiums ceded of $18,112, $6,912, and $3,588	$96,439	$129,072	$131,037
Life and other policy benefits, net of reinsurance recoveries of $12,562 $6,426 and $4,906	99,321	106,790	122,830
Decrease in future policy benefits	(39,439)	(70,554)	(65,778)

The Company provides certain administrative and operational services and investment services for The Great-West Life Assurance Company (“GWL”) and The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco. Additionally, the Company receives payroll-related services from GWL. The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided pursuant to these service agreements for the years ended December 31, 2012, 2011 and 2010. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year ended December 31,
	2012	2011	2010
Investment management and administrative revenue included in fee income and net investment income	$7,770	$7,492	$7,505
Administrative and underwriting expense reimbursements included as a reduction to general insurance expense	1,698	3,629	988
Administrative and underwriting expense included in general insurance expense	(2,610)	-	-

Total	$6,858	$11,121	$8,493

The following table summarizes amounts due from parent and affiliates at December 31, 2012 and 2011:

			December 31,
Related party	Indebtedness	Due date	2012	2011
GWL&A Financial Inc.	On account	On demand	$17,236	$6,976
Great-West Lifeco U.S. Inc.	On account	On demand	62,350	105,614
Great-West Lifeco Finance LP	On account	On demand	695	716
Great-West Lifeco Finance LP II	On account	On demand	619	524
Other related party receivables	On account	On demand	1,928	867

Total			$82,828	$114,697

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due to parent and affiliates at December 31, 2012 and 2011:

			December 31,
Related party	Indebtedness	Due date	2012	2011
GWL&A Financial Inc. (1)	Surplus note	November 2034	$194,390	$194,362
GWL&A Financial Inc. (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2013	4,701	4,701
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II	On account	On demand	-	140
London Life Financial Corporation	On account	On demand	1,735	1,715
The Great-West Life Assurance Company	On account	On demand	2,568	1,765
The Canada Life Assurance Company	On account	On demand	7,653	2,478

Total			$544,447	$538,561

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,390 and $194,362 at December 31, 2012 and 2011, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,059 for the year ended December 31, 2012, $37,163 for the year ended December 31, 2011 and $37,042 for the year ended December 31, 2010. Included in other liabilities on the consolidated balance sheets at December 31, 2012 and 2011 is $4,701 of interest payable attributable to these related party debt obligations.

The Company’s wholly owned subsidiary, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,138,500 and renews annually until it expires on December 31, 2025. The second letter of credit is for $70,000 and renews annually for an indefinite period of time. At December 31, 2012 and 2011 there were no outstanding amounts related to the letters of credit.

Included within reinsurance receivable in the consolidated balance sheets are $486,514 and $450,820 of funds withheld assets as of December 31, 2012 and 2011, respectively. CLAC pays the Company on, a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum.

A subsidiary of the Company, Great-West Capital Management, LLC, (formerly known as GW Capital Management LLC) serves as a Registered Investment Advisor to Great-West Funds, an affiliated open-end management investment company, to several affiliated insurance company separate accounts and to Great-

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

West Trust Company, LLC, (formerly known as Orchard Trust Company, LLC), an affiliated trust company. Great-West Trust Company, LLC, serves as trustee to several collective investment trusts. Included in fee income on the consolidated statements of income is $84,137, $69,172 and $59,320 of advisory, management and trustee fee income from these affiliated entities for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s separate accounts invest in shares of Great-West Funds and Putnam Funds which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2012, 2011 and 2010, these purchases totaled $131,593, $112,117 and $162,504, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $289,730 and $266,340 at December 31, 2012 and 2011, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

4. Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI at December 31, 2012 and 2011:

	December 31, 2012
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$2,735,917	$101,568	$3,411	$2,834,074	$-
Obligations of U.S. states and their subdivisions	1,676,289	342,445	229	2,018,505	-
Corporate debt securities (2)	9,511,411	974,231	111,551	10,374,091	(2,293)
Asset-backed securities	1,795,122	120,471	54,454	1,861,139	(66,293)
Residential mortgage-backed securities	407,715	17,900	30	425,585	(240)
Commercial mortgage-backed securities	616,011	48,247	1,303	662,955	-
Collateralized debt obligations	13,751	14	1,770	11,995	-

Total fixed maturities	$16,756,216	$1,604,876	$172,748	$18,188,344	$(68,826)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2) Includes perpetual debt investments with amortized cost of $226,069 and estimated fair value of $153,100 at December 31, 2012.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	December 31, 2011
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$2,209,420	$107,363	$1,112	$2,315,671	$-
Obligations of U.S. states and their subdivisions	1,773,687	297,488	5	2,071,170	-
Corporate debt securities (2)	8,287,960	762,045	154,259	8,895,746	3,672
Asset-backed securities (3)	2,006,544	70,117	125,217	1,951,444	(23,837)
Residential mortgage-backed securities	578,046	17,461	3,965	591,542	1,409
Commercial mortgage-backed securities	712,831	42,538	7,572	747,797	-
Collateralized debt obligations	18,482	3	2,072	16,413	-

Total fixed maturities	$15,586,970	$1,297,015	$294,202	$16,589,783	$(18,756)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment.

(2) Includes perpetual debt investments with amortized cost of $253,023 and estimated fair value of $166,284 at December 31, 2011.

(3) The non-credit loss component of OTTI (gain) loss for asset-backed securities was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

See Note 6 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2012, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2012
	Amortized cost	Estimated fair value
Maturing in one year or less	$672,982	$711,671
Maturing after one year through five years	3,074,443	3,374,411
Maturing after five years through ten years	3,685,547	4,192,495
Maturing after ten years	3,895,658	4,271,934
Mortgage-backed and asset-backed securities	5,427,586	5,637,833

	$16,756,216	$18,188,344

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Proceeds from sales	$6,821,092	$3,958,589	$3,222,700
Gross realized gains from sales	113,984	104,893	62,702
Gross realized losses from sales	4,371	23,138	26

The increase in proceeds from sales during the year ended December 31, 2012 was primarily due to sales of government agency securities to enter into dollar repurchase transactions. Gross realized gains and losses from sales during the year were primarily attributable to changes in interest rates and gains and losses on repurchase agreement transactions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company had no fixed maturity securities that had been non-income producing for the twelve months preceding December 31, 2012. The Company had a corporate fixed maturity security with a fair value of $9,949 that had been non-income producing for the twelve months preceding December 31, 2011.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component as of December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011
Principal	$2,866,411	$2,510,949
Unamortized premium (discount)	18,237	23,268
Mortgage provision allowance	(2,890)	(21,130)

Total mortgage loans	$2,881,758	$2,513,087

The average recorded investment of impaired mortgage loans was $1,034, $5,822 and $5,101 for the years ended December 31, 2012, 2011 and 2010, respectively.

The following table summarizes the recorded investment of the mortgage loan portfolio by risk assessment category as of December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011
Performing	$2,884,648	$2,532,150
Non-performing	-	2,067

Total	$2,884,648	$2,534,217

The following table summarizes activity in the mortgage provision allowance for the years ended December 31, 2012, 2011 and 2010:

	Year ended December, 31
	2012	2011	2010
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$21,130	$16,300	$14,854
Provision increases	1,067	4,830	1,446
Charge-off	(992)		-
Recovery	(75)	-	-
Provision decreases	(18,240)	-	-

Ending balance	$2,890	$21,130	$16,300

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$2,890	$21,130	$16,300

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$2,884,648	$2,534,217	$1,738,722
Individually evaluated for impairment	14,970	18,493	27,250
Collectively evaluated for impairment	2,869,678	2,515,724	1,711,472

Limited partnership and other corporation interests - At December 31, 2012 and 2011, the Company had $124,814 and $169,233, respectively, invested in limited partnership and other corporation interests, which include limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company has determined each investment in low-income housing limited partnerships (“LIHLP”) to be considered a VIE. Although the Company is involved with the VIE, it determined that consolidation was not required because it has no power to direct the activities that most significantly impact the entities’ economic performance.

As a 99% limited partner in various upper-tier LIHLPs, the Company has few or no voting rights, but expects to receive the tax credits allocated to the partnership and operating losses from depreciation and interest expense. The Company is only an equity investor and views the LIHLP as a single investment. The general partner of the LIHLPs is most closely involved in the development and management of the LIHLP project. The general partner has a small ownership of the partnership, which requires a de minimus capital contribution. This equity investment is reduced based on fees paid at inception by the limited partner; therefore, the general partner does not qualify as having an equity investment at risk in the LIHLP project. However, the limited partner does not have the direct or indirect ability through voting rights or similar rights to make decisions about the general partner’s activities that have a significant effect on the success of the partnership.

The carrying value and maximum exposure to loss in relation to the activities of the VIEs was $71,370 and $111,631 at December 31, 2012 and 2011, respectively.

Special deposits and securities lending - The Company had securities on deposit with government authorities as required by certain insurance laws with fair values of $15,791 and $16,631 at December 31, 2012 and 2011, respectively.

The Company participates in a securities lending program whereby securities are loaned to third parties. Securities with a cost or amortized cost of $138,654 and $7,266 and estimated fair values of $138,297 and $6,823 were on loan under the program at December 31, 2012 and 2011, respectively. The Company received restricted cash collateral of $142,022 and $7,099 at December 31, 2012 and 2011, respectively.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment at December 31, 2012 and 2011:

	December 31, 2012
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$538,612	$3,270	$7,252	$141	$545,864	$3,411
Obligations of U.S. states and their subdivisions	25,679	229	-	-	25,679	229
Corporate debt securities	527,280	12,287	291,611	99,264	818,891	111,551
Asset-backed securities	30,810	97	647,715	54,357	678,525	54,454
Residential mortgage-backed securities	9,834	8	1,210	22	11,044	30
Commercial mortgage-backed securities	34,727	169	35,960	1,134	70,687	1,303
Collateralized debt obligations	-	-	11,963	1,770	11,963	1,770

Total fixed maturities	$1,166,942	$16,060	$995,711	$156,688	$2,162,653	$172,748

Total number of securities in an unrealized loss position		85		133		218

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	December 31, 2011
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$297,410	$913	$17,531	$199	$314,941	$1,112
Obligations of U.S. states and their subdivisions	1,557	5	-	-	1,557	5
Corporate debt securities	363,111	12,986	479,441	141,273	842,552	154,259
Asset-backed securities	218,850	10,365	841,415	114,852	1,060,265	125,217
Residential mortgage-backed securities	14,203	373	120,364	3,592	134,567	3,965
Commercial mortgage-backed securities	6,726	13	68,952	7,559	75,678	7,572
Collateralized debt obligations	-	-	16,392	2,072	16,392	2,072

Total fixed maturities	$901,857	$24,655	$1,544,095	$269,547	$2,445,952	$294,202

Total number of securities in an unrealized loss position		89		167		256

Fixed maturity investments - Total unrealized losses and OTTI decreased by $121,454, or 41%, from December 31, 2011 to December 31, 2012. This decrease in unrealized losses was across most asset classes and reflects continued recovery in market liquidity and lower interest rates, although the economic uncertainty in certain asset classes still remains.

Unrealized losses on corporate debt securities decreased by $42,708 from December 31, 2011 to December 31, 2012. The valuation of these securities has been influenced by market conditions with increased liquidity and lower interest rates in the finance sector resulting in generally higher valuations of these fixed income securities. The finance sector accounts for 91% of the corporate debt securities’ unrealized loss at December 31, 2012.

Corporate debt securities account for 63% of the unrealized losses and OTTI greater than twelve months. Of the $99,264 of unrealized losses and OTTI over twelve months on corporate debt securities, 55% are on securities which continue to be rated investment grade. Of the $44,669 of unrealized losses and OTTI greater than twelve months on non-investment grade corporate debt securities, 98% of the losses are on perpetual debt investments issued by banks in the United Kingdom, which have bank ratings of A- or higher. The Company determined the majority of the unrealized losses on perpetual securities were due to widening credit spreads and low LIBOR based coupon rates on the securities, which are not expected to compromise the issuers’ ability to service the investments. Management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

Asset-backed securities account for 35% of the unrealized losses and OTTI greater than twelve months. Of the $54,357 of unrealized losses and OTTI over twelve months on asset-backed securities, 63% of the losses are on securities which continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

See Note 6 for additional discussion regarding fair value measurements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Other-than-temporary impairment recognition - The Company recorded OTTI on fixed maturity investments for the years ended December 31, 2012, 2011 and 2010 as follows:

	Year ended December 31, 2012
			OTTI
	OTTI recognized in realized		recognized
	gains/(losses)		in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
Corporate debt securities	$254	$-	$-	$254
Asset-backed securities	4,429	-	(61)	4,368

Total fixed maturities	$4,683	$-	$(61)	$4,622

(1)	All of the $4,429 in credit related OTTI is bifurcated credit loss recognized on two asset-backed fixed maturities.
(2)	Amounts are recognized in OCI in the period incurred.

	Year ended December 31, 2011
			OTTI
	OTTI recognized in realized		recognized
	gains/(losses)		in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
Corporate debt securities	$501	$-	$-	$501
Asset-backed securities	6,264	-	10,005	16,269

Total fixed maturities	$6,765	$-	$10,005	$16,770

(1)	All of the $6,264 in credit related OTTI is bifurcated credit loss recognized on one asset-backed fixed maturities.
(2)	Amounts are recognized in OCI in the period incurred.

	Year ended December 31, 2010
			OTTI
	OTTI recognized in realized		recognized
	gains/(losses)		in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
U.S. government direct obligations and U.S. agencies	$750	$10,035	$-	$10,785
Corporate debt securities	-	1,529	-	1,529
Asset-backed securities	64,896	-	16,242	81,138
Residential mortgage-backed securities	1,390	-	505	1,895
Collateralized debt obligations	34	-	-	34

Total fixed maturities	$67,070	$11,564	$16,747	$95,381

(1)

Of the credit-related OTTI on asset-backed securities, $53,327 and $8,558 were related to Ambac Financial Group, Inc. and Financial Guaranty Insurance Company, respectively. Of the $67,070 in total fixed maturities, $66,286 is the bifurcated credit loss recognized on securities.

(2)	Amounts are recognized in OCI in the period incurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The OTTI of fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year ended December 31,
	2012	2011	2010
Bifurcated credit loss:
Beginning balance	$186,999	$181,611	$115,325
Additions:
Initial impairments - credit loss on securities not previously impaired	4,429	6,264	66,286
Reductions:
Due to sales, maturities, or payoffs during the period	(23,640)	(876)	-

Ending balance	$167,788	$186,999	$181,611

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Investment income:
Fixed maturity and short-term investments	$808,215	$821,582	$823,828
Mortgage loans on real estate	138,411	117,796	96,711
Policy loans	213,300	218,663	234,944
Limited partnership interests	7,566	6,915	5,767
Net interest on funds withheld balances under reinsurance agreements, related party	19,382	18,376	17,130
Derivative instruments (1)	16,008	(11,613)	7,182
Other	5,222	3,113	5,079

	1,208,104	1,174,832	1,190,641
Investment expenses	(16,553)	(16,346)	(15,897)

Net investment income	$1,191,551	$1,158,486	$1,174,744

(1)	Includes gains (losses) on the hedged asset for fair value hedges.

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses) for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Realized investment gains (losses):
Fixed maturity and short-term investments	$105,675	$78,637	$(15,793)
Derivative instruments	(10,221)	(47,264)	(17,076)
Other	4,015	(2,048)	9,820
Provision for mortgage impairments, net of recoveries	17,248	(4,830)	(1,446)

Realized investment gains (losses)	$116,717	$24,495	$(24,495)

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

5. Derivative Financial Instruments

Derivative transactions are primarily entered into pursuant to master agreements and other contracts that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The aggregate fair value of derivative instruments with credit-risk-related contingent features where the Company is in a net liability position was $55,875 and zero as of December 31, 2012 and 2011, respectively.

At December 31, 2012 and 2011, the Company had pledged $54,400 and zero of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged zero and $11,985 of unrestricted cash collateral to the Company to satisfy collateral netting agreements, respectively.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The Company’s derivatives treated as cash flow hedges are eligible for hedge accounting.

At December 31, 2012, the Company estimated that $7,916 of net derivative gains included in AOCI will be reclassified into net income within the next twelve months.

Fair value hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments. Interest rate futures are used to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments. The Company’s derivatives treated as fair value hedges are eligible for hedge accounting.

Derivatives not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is not elected. These derivative instruments include: exchange-traded interest rate swap futures, exchange-traded equity index futures on certain indices, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and interest rate futures.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing, and hedge equity-based fee income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments at December 31, 2012 and 2011:

	December 31, 2012
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$26,113	$26,113	$-
Cross-currency swaps	424,248	(81,109)	4,643	85,752

Total cash flow hedges	608,448	(54,996)	30,756	85,752

Fair value hedges:
Interest rate swaps	183,776	(1,391)	258	1,649

Total fair value hedges	183,776	(1,391)	258	1,649

Total derivatives designated as hedges	792,224	(56,387)	31,014	87,401

Derivatives not designated as hedges:
Interest rate swaps	29,264	305	1,062	757
Futures on equity indices	3,133	-	-	-
Interest rate futures	80,550	-	-	-
Interest rate swaptions	688,674	342	342	-

Total derivatives not designated as hedges	801,621	647	1,404	757

Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$1,593,845	$(55,740)	$32,418	$88,158

(1) The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	December 31, 2011
	Notional amount	Net derivatives	Asset derivatives	Liability derivatives
		Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$20,894	$20,894	$-
Cross-currency swaps	69,030	6,241	6,241	-

Total cash flow hedges	253,230	27,135	27,135	-

Fair value hedges:
Interest rate swaps	35,800	(1,011)	-	1,011

Total fair value hedges	35,800	(1,011)	-	1,011

Total derivatives designated as hedges	289,030	26,124	27,135	1,011

Derivatives not designated as hedges:
Interest rate swaps	392,235	(8,316)	4,687	13,003
Futures on equity indices	2,680	-	-	-
Interest rate futures	59,090	-	-	-
Interest rate swaptions	890,400	944	944	-

Total derivatives not designated as hedges	1,344,405	(7,372)	5,631	13,003

Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$1,633,435	$18,752	$32,766	$14,014

(1) The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received.

The Company had 75 and 143 swap transactions with an average notional amount of $8,685 and $16,361 during the years ended December 31, 2012 and 2011, respectively. During the years ended December 31, 2012 and 2011, the Company had 23 and one cross-currency swap transaction(s) with an average notional amount of $12,710 and $39,030, respectively. The Company had 931 and 1,678 futures transactions with an average number of contracts per transaction of 11 and 18 during the years ended December 31, 2012 and 2011, respectively. The Company had 46 and 44 swaption transactions with an average notional amount of $5,528 and $5,986 during the years ended December 31, 2012 and 2011, respectively.

Significant changes in the derivative notional amount during the year ended December 31, 2012 were primarily due to the following:

¡	The net decrease of $394,808 in interest rate swaps, interest rate swaptions and futures was primarily due to a change in the Company’s interest rate risk hedging strategy.
¡	The increase of $355,218 in cross-currency swaps was due to additional swaps opened to hedge newly purchased assets denominated in British pounds and Euros.

The Company recognized total derivative gains (losses) in net investment income of $12,567, ($15,428) and $1,366 for the years ended December 31, 2012, 2011 and 2010, respectively. The Company recognized net investment gains (losses) on closed derivative positions of ($10,221), ($38,794) and ($17,076) for the years ended December 31, 2012, 2011 and 2010, respectively. The preceding amounts are shown net of any gains (losses) on the hedged assets in a fair value hedge that has been recorded in net investment income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables present the effect of derivative instruments in the consolidated statement of income for the years ended December 31, 2012, 2011 and 2010 reported by cash flow hedges, fair value hedges and economic hedges:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)				Gain (loss) recognized in net income on derivatives (Ineffective portion and amount excluded from effectiveness testing)
	Year ended December 31,			Year ended December 31,				Year ended December 31,
	2012	2011	2010	2012	2011	2010		2012	2011	2010
Cash flow hedges:
Interest rate swaps	$5,220	$21,322	$13,896	$2,856	$2,820	$1,582	(A)	$-	$9	$-	(A)
Cross-currency swaps	(24,101)	1,123	3,065	-	-	-		-	-	-
Interest rate futures	-	-	-	63	43	110	(A)	-	(92)	92	(A)
Interest rate futures	-	(1,431)	332	-	-	-		-	6	545	(B)

Total cash flow hedges	$(18,881)	$21,014	$17,293	$2,919	$2,863	$1,691		$-	$(77)	$637

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income
	Year ended December 31,				Year ended December 31,
	2012	2011	2010		2012	2011	2010
Fair value hedges:
Interest rate swaps	$(380)	$(1,011)	$-	(A)	$-	$-	$-
Interest rate futures	-	(285)	(1,027)	(A)	-	-	-
Interest rate futures	-	(8,311)	(1,088)	(B)	-	-	-
Items hedged in interest rate swaps	-	-	-		380	1,011	-	(A)
Items hedged in interest rate futures	-	-	-		-	(2,002)	3,632	(A)
Items hedged in interest rate futures	-	-	-		-	8,470	-	(B)

Total fair value hedges (1)	$(380)	$(9,607)	$(2,115)		$380	$7,479	$3,632

(1) Hedge ineffectiveness of zero, ($2,128) and $1,517 was recognized during the years ended December 31, 2012, 2011 and 2010, respectively.

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income
	Year ended December 31,
	2012		2011		2010
Derivatives not designated as hedging instruments:
Futures on equity indices	2	(A)	(32)	(A)	(9)	(A)
Futures on equity indices	(774)	(B)	373	(B)	(363)	(B)
Interest rate swaps	8,620	(A)	(12,351)	(A)	4,036	(A)
Interest rate swaps	(4,979)	(B)	(38,377)	(B)	(4,476)	(B)
Interest rate futures	164	(A)	260	(A)	(3,600)	(A)
Interest rate futures	(2,641)	(B)	(251)	(B)	(11,640)	(B)
Interest rate swaptions	862	(A)	(3,798)	(A)	(3,450)	(A)
Interest rate swaptions	(1,827)	(B)	(704)	(B)	(54)	(B)

Total derivatives not designated as hedging instruments	$(573)		$(54,880)		$(19,556)

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

6. Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category as of December 31, 2012 and 2011:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2012
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,834,074	$-	$2,834,074
Obligations of U.S. states and their subdivisions	-	2,018,505	-	2,018,505
Corporate debt securities	-	10,372,269	1,822	10,374,091
Asset-backed securities	-	1,595,601	265,538	1,861,139
Residential mortgage-backed securities	-	425,585	-	425,585
Commercial mortgage-backed securities	-	662,955	-	662,955
Collateralized debt obligations	-	11,963	32	11,995

Total fixed maturities available-for-sale	-	17,920,952	267,392	18,188,344

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	263,634	-	263,634
Corporate debt securities	-	61,336	-	61,336
Asset-backed securities	-	42,630	-	42,630

Total fixed maturities held for trading	-	367,600	-	367,600

Short-term investments available-for-sale	19,459	246,873	-	266,332
Collateral under securities lending agreements	142,022	-	-	142,022
Collateral under derivative counterparty collateral agreements	54,400	-	-	54,400
Derivative instruments designated as hedges:
Interest rate swaps	-	26,371	-	26,371
Cross-currency swaps	-	4,643	-	4,643
Derivative instruments not designated as hedges:
Interest rate swaps	-	1,062	-	1,062
Interest rate swaptions	-	342	-	342

Total derivative instruments	-	32,418	-	32,418

Separate account assets	12,171,024	12,434,502	-	24,605,526

Total assets	$12,386,905	$31,002,345	$267,392	$43,656,642

Liabilities
Payable under securities lending agreements	$142,022	$-	$-	$142,022
Derivative instruments designated as hedges:
Interest rate swaps	-	1,649	-	1,649
Cross-currency swaps	-	85,752	-	85,752
Derivative instruments not designated as hedges:
Interest rate swaps	-	757	-	757

Total derivative instruments	-	88,158	-	88,158

Separate account liabilities (1)	14	352,653	-	352,667

Total liabilities	$142,036	$440,811	$-	$582,847

(1) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2011
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,315,671	$-	$2,315,671
Obligations of U.S. states and their subdivisions	-	2,071,170	-	2,071,170
Corporate debt securities	-	8,859,250	36,496	8,895,746
Asset-backed securities	-	1,672,423	279,021	1,951,444
Residential mortgage-backed securities	-	591,542	-	591,542
Commercial mortgage-backed securities	-	747,797	-	747,797
Collateralized debt obligations	-	16,391	22	16,413

Total fixed maturities available-for-sale	-	16,274,244	315,539	16,589,783

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	36,352	-	36,352
Corporate debt securities	-	60,243	-	60,243
Asset-backed securities	-	43,905	-	43,905
Commercial mortgage-backed securities	-	7,026	-	7,026

Total fixed maturities held for trading	-	147,526	-	147,526

Short-term investments available-for-sale	45,869	286,895	-	332,764
Collateral under securities lending agreements	7,099	-	-	7,099
Collateral under derivative counterparty collateral agreements	11,985	-	-	11,985
Derivative instruments designated as hedges:
Interest rate swaps	-	20,894	-	20,894
Cross-currency swaps	-	6,241	-	6,241
Derivative instruments not designated as hedges:
Interest rate swaps	-	4,687	-	4,687
Interest rate swaptions	-	944	-	944

Total derivative instruments	-	32,766	-	32,766

Separate account assets (1)	10,646,426	11,568,489	2,118	22,217,033

Total assets	$10,711,379	$28,309,920	$317,657	$39,338,956

Liabilities
Payable under securities lending agreements	$7,099	$-	$-	$7,099
Payable under derivative counterparty collateral agreements	11,985	-	-	11,985
Derivative instruments designated as hedges:
Interest rate swaps	-	1,011	-	1,011
Derivative instruments not designated as hedges:
Interest rate swaps	-	13,003	-	13,003

Total derivative instruments	-	14,014	-	14,014

Separate account liabilities (1)	74	278,796	-	278,870

Total liabilities	$19,158	$292,810	$-	$311,968

(1) Includes only separate account instruments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are based upon market prices from independent pricing services. In cases where market prices are not readily available, such as for private fixed maturity investments, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments and securities lending agreements

The amortized cost of short-term investments, collateral under securities lending agreements and payable under securities lending agreements is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuer.

Derivative counterparty collateral agreements

Included in other assets and other liabilities is cash collateral received from derivative counterparties and the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps and interest rate swaptions which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates, counterparty credit risk and other relevant factors.

Separate account assets

Separate account assets primarily include investments in mutual fund, fixed maturity and short-term securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2012
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Separate accounts	Total
Balance, January 1, 2012	$36,496	$279,021	$22	$2,118	$317,657
Realized and unrealized gains (losses) included in:
Net income	(66)	-	-	(3,692)	(3,758)
Other comprehensive income (loss)	102	33,346	11	3,604	37,063
Sales	(1,598)	-	-	(1,997)	(3,595)
Settlements	(874)	(41,809)	(1)	(33)	(42,717)
Transfers out of Level 3 (1)	(32,238)	(5,020)	-	-	(37,258)

Balance, December 31, 2012	$1,822	$265,538	$32	$-	$267,392

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2012	$-	$-	$-	$-	$-

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2011
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Separate accounts	Total
Balance, January 1, 2011	$58,692	$290,488	$14	$4,278	$353,472
Realized and unrealized gains (losses) included in:
Net income	3,961	(192)	-	37	3,806
Other comprehensive income (loss)	779	20,031	8	260	21,078
Sales	(14,430)	-	-	(1,847)	(16,277)
Settlements	(17,460)	(31,306)	-	(158)	(48,924)
Transfers into Level 3 (1)	7,333	-	-	1,400	8,733
Transfers out of Level 3 (1)	(2,379)	-	-	(1,852)	(4,231)

Balance, December 31, 2011	$36,496	$279,021	$22	$2,118	$317,657

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2011	$-	$-	$-	$-	$-

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies. Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2010
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Commercial mortgage-backed securities	Collateralized debt obligations	Derivative instruments	Separate accounts	Total
Balance, January 1, 2010	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960	$647,943
Realized and unrealized gains (losses) included in:
Net income	475	(49,393)	-	(34)	-	-	(48,952)
Other comprehensive income (loss)	5,630	70,026	-	161	-	622	76,439
Purchases, issuances and settlements	(30,084)	(98,807)	-	(1,842)	-	(1,700)	(132,433)
Transfers in (out) of Level 3 (1)	(106,265)	(23,703)	(58,270)	-	3,317	(4,604)	(189,525)

Balance, December 31, 2010	$58,692	$290,488	$-	$14	$-	$4,278	$353,472

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2010	$-	$-	$-	$-	$-	$-	$-

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies. Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	December 31, 2012
	Fair Value	Valuation Technique	Unobservable Input	Weighted Average
Fixed maturities available-for-sale:
Asset-backed securities(1)	$265,470	Internal model pricing	Prepayment speed assumption	5

			Constant default rate assumption	5

			Adjusted ABX Index spread assumption (2)	655

(1) Includes home improvement loans only.

(2) Includes an internally calculated liquidity premium adjustment of 217.

After adjusting the ABX Index spread assumption by the liquidity premium, the overall discount rate ranged from 384 to 918 basis points. The constant default rate assumption ranged from 1.2 to 7.9.

The significant unobservable inputs used in the fair value measurement of asset-backed securities are prepayment speed assumptions, constant default rate assumptions and the ABX Index spread adjusted by an internally calculated liquidity premium with the primary inputs being the constant default rate assumption and the adjusted ABX Index spread assumption. As the constant default rate assumption or the adjusted ABX Index spread assumption increases, the price and therefore, the fair value, of the securities decreases.

Non-recurring fair value measurements - Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The Company held $2,903 and $19,745 of adjusted cost basis limited partnership and other corporation interests which were impaired at December 31, 2012 and 2011, respectively, based on the fair value disclosed in the limited partnership financial statements or the estimated fair value of the underlying collateral. The estimated fair value was categorized as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis at December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Mortgage loans on real estate	$2,881,758	$3,114,796	$2,513,087	$2,679,474
Policy loans	4,260,200	4,260,200	4,219,849	4,219,849
Limited partnership interests	46,707	43,954	48,053	41,931
Other investments	18,890	45,050	22,990	47,915

Liabilities
Annuity contract benefits without life contingencies	$9,622,357	$9,731,734	$8,727,286	$8,888,585
Policyholders’ funds	374,821	374,821	382,816	382,816
Commercial paper	97,987	97,987	97,536	97,536
Notes payable	532,491	563,860	532,463	515,104

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value was classified as Level 2.

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value. The estimated fair value was classified as Level 2.

Limited partnership interests

Limited partnership interests, accounted for using the cost method, represent the Company’s minor ownership interests in pooled investment funds. These funds employ varying investment strategies that principally make private equity investments across diverse industries and geographical focuses. The estimated fair value was determined by using the partnership financial statement reported capital account or net asset value adjusted for other relevant information which may impact the exit value of the investments. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds which are estimated to be liquidated over the next one to ten years. The estimated fair value was classified as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Other investments

Other investments primarily include real estate held for investment. The estimated fair value for real estate is based on the unadjusted annual appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates. The estimated fair value was classified as Level 2.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest crediting rates with 30 days notice. The estimated fair value was classified as Level 2.

Commercial paper

The amortized cost of commercial paper is a reasonable estimate of fair value due to their short-term nature and high credit quality of the obligor. The estimated fair value was classified as Level 2.

Notes payable

The estimated fair value of the notes payable to GWL&A Financial is based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable. The estimated fair value was classified as Level 2.

7.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2012 and 2011, the reinsurance receivables had carrying values in the amounts of $638,797 and $616,336, respectively. Included in these amounts are $533,446 and $502,093 at December 31, 2012 and 2011, respectively, associated with reinsurance agreements with related parties. At December 31, 2012 and 2011, 83% and 81%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately forty insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2012:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$51,324,176	$38,587,771	$89,911,947
Reinsurance ceded	(11,138,163)	-	(11,138,163)
Reinsurance assumed	72,580,078	-	72,580,078

Net	$112,766,091	$38,587,771	$151,353,862

Percentage of amount assumed to net	64.4%	0.0%	48.0%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$323,236	$3,712	$326,948
Reinsurance ceded	(53,950)	3,648	(50,302)
Reinsurance assumed	145,507	-	145,507

Net	$414,793	$7,360	$422,153

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2011:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$50,461,815	$37,007,795	$87,469,610
Reinsurance ceded	(11,157,504)	-	(11,157,504)
Reinsurance assumed	77,352,956	-	77,352,956

Net	$116,657,267	$37,007,795	$153,665,062

Percentage of amount assumed to net	66.3%	0.0%	50.3%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$395,419	$1,960	$397,379
Reinsurance ceded	(40,654)	(66)	(40,720)
Reinsurance assumed	166,557	-	166,557

Net	$521,322	$1,894	$523,216

The following tables summarize total premium income at and for the year ended December 31, 2010:

	Premium income

	Life insurance	Annuities	Total
Written and earned direct	$674,726	$5,665	$680,391
Reinsurance ceded	(41,362)	(112)	(41,474)
Reinsurance assumed	166,705	-	166,705

Net	$800,069	$5,553	$805,622

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

8.    Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA for the years ended December 31, 2012, 2011 and 2010:

	DAC (1)	VOBA	Total (1)
Balance, January 1, 2010 (2)	$253,038	$48,669	$301,707
Capitalized additions (1)	47,513	-	47,513
Amortization and writedowns (1)	(27,506)	(1,837)	(29,343)
Unrealized investment (gains) losses (1)	(114,519)	(427)	(114,946)

Balance, December 31, 2010 (1)	158,526	46,405	204,931
Capitalized additions (1)	57,108	-	57,108
Amortization and writedowns (1)	(25,184)	(3,636)	(28,820)
Unrealized investment (gains) losses (1)	(12,669)	(717)	(13,386)

Balance, December 31, 2011 (1)	177,781	42,052	219,833
Capitalized additions	94,826	-	94,826
Amortization and writedowns	(51,434)	(9,045)	(60,479)
Unrealized investment (gains) losses	(48,757)	(962)	(49,719)

Balance, December 31, 2012	$172,416	$32,045	$204,461

(1) As adjusted; See Note 1

(2) Adjusted by $143,550 from $396,588 to $253,038 for the adoption of ASU No. 2010-26; See Note 1

The estimated future amortization of VOBA for the years ended December 31, 2013 through December 31, 2017 is approximately $4,000 per annum.

9.    Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Retirement Services segment, at December 31, 2012 and 2011 was $105,255.

The following tables summarize other intangible assets, all of which are within the Retirement Services segment, as of December 31, 2012 and 2011:

	December 31, 2012
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(18,065)	$18,249
Preferred provider agreements	7,970	(7,970)	-

Total	$44,284	$(26,035)	$18,249

	December 31, 2011
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(15,234)	$21,080
Preferred provider agreements	7,970	(7,195)	775

Total	$44,284	$(22,429)	$21,855

Amortization expense for other intangible assets included in general insurance expenses was $3,606, $3,787 and $3,990 for the years ended December 31, 2012, 2011 and 2010, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives. The Company did not incur costs to renew or extend the term of acquired intangible assets during the year ended December 31, 2012.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2013 through December 31, 2017 is approximately $2,700 per annum.

10.    Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program at December 31, 2012 and 2011:

	December 31,
	2012	2011
Face Value	$97,987	$97,536
Carrying Value	97,987	97,536
Effective interest rate	0.3% - 0.4%	0.2% - 0.4%
Maturity range (days)	3 - 74	4 - 75

11.    Stockholder’s Equity and Dividend Restrictions

At December 31, 2012 and 2011, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2012 and 2011.

GWLA’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	2012	2011	2010		2012	2011
Net income	$147,741	$155,998	$398,555	Capital and surplus	$1,109,498	$1,062,947

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2012.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the years ended December 31, 2012, 2011 and 2010, the Company paid dividends in the amounts of $184,401, $206,353 and $160,917, respectively, to its parent company, GWL&A Financial.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2012 were $1,109,498 and $162,991, respectively. Based on the as filed amounts, GWLA may pay up to $162,991 of dividends during the year ended December 31, 2013 without the prior approval of the Colorado Insurance Commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

12.    Other Comprehensive Income

The following tables present the composition of other comprehensive income (loss) for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31, 2012
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$534,028	$(186,910)	$347,118
Net changes during the year related to cash flow hedges	(18,881)	6,608	(12,273)
Reclassification adjustment for gains realized in net income	(107,713)	37,700	(70,013)

Net unrealized gains	407,434	(142,602)	264,832
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(83,835)	29,343	(54,492)

Net unrealized gains	323,599	(113,259)	210,340
Employee benefit plan adjustment	(68,650)	24,027	(44,623)

Other comprehensive income	$254,949	$(89,232)	$165,717

	Year ended December 31, 2011
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$511,663	$(179,082)	$332,581
Net changes during the year related to cash flow hedges	21,014	(7,355)	13,659
Reclassification adjustment for gains realized in net income	(74,165)	25,958	(48,207)

Net unrealized gains	458,512	(160,479)	298,033
Future policy benefits, deferred acquisition costs and value of business acquired adjustments (1)	(100,216)	35,075	(65,141)

Net unrealized gains	358,296	(125,404)	232,892
Employee benefit plan adjustment	(49,566)	17,348	(32,218)

Other comprehensive income	$308,730	$(108,056)	$200,674

(1) As adjusted; See Note 1

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2010
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$724,296	$(253,504)	$470,792
Net changes during the year related to cash flow hedges	17,293	(6,053)	11,240
Reclassification adjustment for losses realized in net income	23,198	(8,119)	15,079

Net unrealized gains	764,787	(267,676)	497,111
Future policy benefits, deferred acquisition costs and value of business acquired adjustments (1)	(129,715)	45,400	(84,315)

Net unrealized gains	635,072	(222,276)	412,796
Employee benefit plan adjustment	(5,142)	1,800	(3,342)

Other comprehensive income	$629,930	$(220,476)	$409,454

(1) As adjusted; See Note 1

13.    General Insurance Expenses

The following table summarizes the significant components of general insurance expenses for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011 (1)	2010 (1)
Compensation	$335,212	$303,514	$294,923
Commissions	180,529	156,461	143,680
Other	80,908	106,718	92,290

Total general insurance expenses	$596,649	$566,693	$530,893

(1) As adjusted; See Note 1

14.    Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Prior to December 31, 2012, the Company accounted for the Defined Benefit Pension Plan as the direct legal obligation of the Company and accounted for the corresponding plan obligations on its Balance Sheet and Statements of Income. Effective December 31, 2012, the Company transferred the sponsorship of the Defined Benefit Pension Plan to GWL&A Financial, the Company’s immediate parent. Despite the change in sponsorship of the Defined Benefit Pension Plan, the Company will continue to account for the corresponding plan obligations on its Balance Sheet and Statements of Income.

Benefits for the Defined Benefit Pension Plan are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the Defined Benefit Pension Plans is to make annual contributions, which equal or exceed regulatory requirements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans as of the years ended December 31, 2012 and 2011:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Change in projected benefit obligation:
Benefit obligation, January 1	$401,134	$349,435	$11,725	$10,162	$61,358	$54,855	$474,217	$414,452
Service cost	4,350	3,935	817	622	991	916	6,158	5,473
Interest cost	20,945	20,286	569	585	2,912	3,136	24,426	24,007
Actuarial (gain) loss	87,117	39,211	974	693	6,760	3,520	94,851	43,424
Regular benefits paid	(12,943)	(11,733)	(623)	(337)	(2,792)	(2,719)	(16,358)	(14,789)
Plan amendments	-	-	-	-	-	1,650	-	1,650

Benefit obligation, December 31	$500,603	$401,134	$13,462	$11,725	$69,229	$61,358	$583,294	$474,217

Accumulated benefit obligation	$491,712	$393,487	$13,462	$11,725	$58,135	$50,033	$563,309	$455,245

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Change in plan assets:
Value of plan assets, January 1	$293,336	$282,616	$-	$-	$-	$-	$293,336	$282,616
Actual return on plan assets	38,541	12,353	-	-	-	-	38,541	12,353
Employer contributions	17,600	10,100	623	337	2,792	2,719	21,015	13,156
Benefits paid	(12,943)	(11,733)	(623)	(337)	(2,792)	(2,719)	(16,358)	(14,789)

Value of plan assets, December 31	$336,534	$293,336	$-	$-	$-	$-	$336,534	$293,336

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Under funded status at December 31	$(164,069)	$(107,798)	$(13,462)	$(11,725)	$(69,229)	$(61,358)	$(246,760)	$(180,881)

The following table presents amounts recognized in the consolidated balance sheets at December 31, 2012 and 2011 for the Company’s Defined Benefit Pension, Post-retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Amounts recognized in consolidated balance sheets:
Other assets	$-	$12,690	$-	$-	$-	$-	$-	$12,690
Other liabilities	(164,069)	(120,488)	(13,462)	(11,725)	(69,229)	(61,358)	(246,760)	(193,571)
Accumulated other comprehensive income (loss)	(180,869)	(120,487)	12,662	15,741	(20,710)	(15,520)	(188,917)	(120,266)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table provides information regarding amounts in AOCI that have not yet been recognized as components of net periodic benefit cost at December 31, 2012:

					Supplemental executive
	Defined benefit pension plan		Post-retirement medical plan		retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(180,754)	$(117,490)	$6,170	$4,011	$(15,710)	$(10,211)	$(190,294)	$(123,690)
Net prior service (cost) credit	(115)	(75)	6,492	4,220	(5,000)	(3,250)	1,377	895

	$(180,869)	$(117,565)	$12,662	$8,231	$(20,710)	$(13,461)	$(188,917)	$(122,795)

The following table provides information regarding amounts in AOCI that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2013:

					Supplemental executive
	Defined benefit pension plan		Post-retirement medical plan		retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(15,577)	$(10,125)	$413	$268	$(1,300)	$(845)	$(16,464)	$(10,702)
Prior service (cost) credit	(51)	(33)	1,650	1,072	(933)	(606)	666	433

	$(15,628)	$(10,158)	$2,063	$1,340	$(2,233)	$(1,451)	$(15,798)	$(10,269)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

			Supplemental
	Defined benefit	Post-retirement	executive
	pension plan	medical plan	retirement plan
2013	$13,621	$637	$3,720
2014	14,259	697	3,529
2015	15,136	727	4,940
2016	16,640	743	3,390
2017	17,708	771	18,909
2018 through 2022	112,582	4,166	13,813

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2012, 2011 and 2010 includes the following components:

	Defined benefit pension plan
	2012	2011	2010
Components of net periodic cost:
Service cost	$4,350	$3,935	$3,739
Interest cost	20,945	20,286	19,578
Expected return on plan assets	(21,797)	(21,093)	(18,618)
Amortization of transition obligation	-	(1,388)	(1,514)
Amortization of unrecognized prior service cost	51	51	82
Amortization of loss from earlier periods	9,941	5,115	5,091

Net periodic cost	$13,490	$6,906	$8,358

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Post-retirement medical plan
	2012	2011	2010
Components of net periodic benefit:
Service cost	$817	$622	$728
Interest cost	569	585	713
Amortization of unrecognized prior service benefit	(1,650)	(1,650)	(1,650)
Amortization of gain from earlier periods	(455)	(611)	(461)

Net periodic benefit	$(719)	$(1,054)	$(670)

	Supplemental executive retirement plan
	2012	2011	2010
Components of net periodic (benefit) cost:
Service cost	$991	$916	$673
Interest cost	2,912	3,136	2,905
Amortization of unrecognized prior service cost	934	2,584	899
Amortization of net (gain) loss	637	145	-

Net periodic (benefit) cost	$5,474	$6,781	$4,477

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans at December 31, 2012 and 2011:

	Defined benefit pension plan
	2012	2011
Discount rate	4.19%	5.23%
Rate of compensation increase	3.14%	3.14%

	Post-retirement medical plan
	2012	2011
Discount rate	3.74%	4.70%
Initial health care cost trend	7.50%	8.00%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2018	2018

	Supplemental executive retirement plan
	2011	2011
Discount rate	3.79%	4.87%
Rate of compensation increase	4.00%	5.00%

The following tables present the assumptions used in determining the net periodic benefit/cost of the Defined Benefit
Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans for the years ended December 31,
2012 and 2011:

	Defined benefit pension plan
	2012	2011
Discount rate	5.23%	5.87%
Expected return on plan assets	7.25%	7.50%
Rate of compensation increase	3.14%	3.14%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Post-retirement medical plan
	2012	2011
Discount rate	4.70%	5.87%
Initial health care cost trend	8.00%	7.50%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2018	2016

	Supplemental executive retirement plan
	2012	2011
Discount rate	4.87%	5.87%
Rate of compensation increase	5.00%	6.00%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that a one-percentage-point change in assumed healthcare cost trend rates would have on the following:

	One percentage	One percentage
	point increase	point decrease
Increase (decrease) on total service and interest cost on components	$199	$(170)
Increase (decrease) on post-retirement benefit obligation	1,448	(1,260)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested at December 31, 2012 and 2011:

	December 31,
	2012	2011
Equity securities	56%	52%
Debt securities	41%	44%
Other	3%	4%

Total	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis as of December 31, 2012 and 2011 and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value:

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2012
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Common collective trust funds:
Equity index funds	$-	$60,601	$-	$60,601
Midcap index funds	-	60,289	-	60,289
World equity index funds	-	6,798	-	6,798
U.S. equity market funds	-	60,723	-	60,723

Total common collective trust funds	-	188,411	-	188,411

Fixed maturity investments:
U.S. government direct obligations and agencies	-	9,907	-	9,907
Obligations of U.S. states and their municpalities	-	16,899	-	16,899
Corporate debt securities	-	100,142	-	100,142
Asset-backed securities	-	8,386	-	8,386
Commercial mortgage-backed securities	-	2,961	-	2,961

Total fixed maturity investments	-	138,295	-	138,295

Preferred stock	134	-	-	134
Limited partnership investments	-	-	6,485	6,485
Money market funds	3,209	-	-	3,209

Total defined benefit plan assets	$3,343	$326,706	$6,485	$336,534

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2011
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Common collective trust funds:
Equity index funds	$-	$49,211	$-	$49,211
Midcap index funds	-	48,406	-	48,406
World equity index funds	-	5,336	-	5,336
U.S. equity market funds	-	48,972	-	48,972

Total common collective trust funds	-	151,925	-	151,925

Fixed maturity investments:
U.S. government direct obligations and agencies	-	10,676	-	10,676
Obligations of U.S. states and their municipalities	-	22,467	-	22,467
Corporate debt securities	-	86,836	-	86,836
Asset-backed securities	-	7,711	-	7,711
Commercial mortgage-backed securities	-	2,487	-	2,487

Total fixed maturity investments	-	130,177	-	130,177

Preferred stock	-	111	-	111
Limited partnership investments	-	-	7,116	7,116
Money market funds	4,007	-	-	4,007

Total defined benefit plan assets	$4,007	$282,213	$7,116	$293,336

The following tables present additional information at December 31, 2012 and 2011 about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Fair Value Measurements Using
	Significant Unobservable Inputs (Level 3)
	Limited partnership interest

	2012	2011
Balance, January 1	$7,116	$6,030
Actual return on plan assets
Purchases	61	(34)
Issuances	(692)	1,542
Settlement		(422)

Balance, December 31	$6,485	$7,116

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2013:

December 31, 2013
Equity securities	25% - 80%
Debt securities	25% - 75%
Other	0% - 40%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2013. The Company expects to make payments of approximately $637 with respect to its Post-Retirement Medical Plan and $3,720 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2013. The Company expects to make a contribution of $6,300 to its Defined Benefit Pension Plan during the year ended December 31, 2013.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $12,430 and $13,330 at December 31, 2012 and 2011, respectively. The participant deferrals earned interest at the average rates of 7.17% and 6.72% during the years ended December 31, 2012 and 2011, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.37% to 7.91% for retired participants.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets are $12,239 and $11,258 at December 31, 2012 and 2011, respectively.

15. Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year ended December 31,
	2012	2011	2010
Current	$89,934	$70,201	$34,090
Deferred	45,371	23,617	34,537

Total income tax provision from continuing operations	$135,305	$93,818	$68,627

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(2.3%)	(2.7%)	(2.2%)
Tax credits	(1.3%)	(2.1%)	(2.9%)
State income taxes, net of federal benefit	1.2%	0.7%	0.7%
Income tax contingency provisions	0.0%	2.0%	(3.9%)
Other, net	3.6%	(1.2%)	(0.8%)

Effective federal income tax rate from continuing operations	36.2%	31.7%	25.9%

A reconciliation of unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010 is as follows:

	Year ended December 31,
	2012	2011	2010
Balance, beginning of year	$32,123	$35,256	$81,390
Additions to tax positions in the current year	6,230	6,557	6,939
Reductions to tax positions in the current year	-	(420)	-
Additions to tax positions in the prior year	420	4,785	142
Reductions to tax positions in the prior year	(10,219)	(9,858)	(47,922)
Reductions to tax positions from statutes expiring	(2,704)	(4,197)	(5,253)
Settlements	-	-	(40)

Balance, end of year	$25,850	$32,123	$35,256

Included in the unrecognized tax benefits of $25,850 at December 31, 2012 was $3,832 of tax benefits that, if recognized, would impact the annual effective tax rate.

The Company anticipates additional increases in its unrecognized tax benefits of $0 to $1,000 in the next twelve months. The Company expects that this increase in its unrecognized tax benefit will impact the effective tax rate.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized approximately $208, $2,629 and $(13,403) in interest and penalties related to the uncertain tax positions during the years ended December 31, 2012, 2011 and 2010, respectively. The Company had approximately $4,412 and $4,204 accrued for the payment of interest and penalties at December 31, 2012 and 2011, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2007 and prior. Tax years 2008, 2009, 2010 and 2011 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2012 and 2011, are as follows:

	December 31,
	2012		2011
	Deferred	Deferred	Deferred	Deferred
	tax asset	tax liability	tax asset	tax liability
Policyholder reserves	$-	$218,303	$-	$210,457
Deferred acquisition costs	46,832	-	35,154	-
Investment assets	-	496,096	-	336,482
Policyholder dividends	11,586	-	18,449	-
Net operating loss carryforward	180,448	-	200,486	-
Pension plan accrued benefit liability	98,981	-	72,387	-
Goodwill	-	24,045	-	25,169
Experience rated refunds	10,908	-	21,623	-
Tax credits	106,552	-	74,389	-
Other	-	5,858	-	4,843

Total deferred taxes	$455,307	$744,302	$422,488	$576,951

Amounts presented for investment assets above include $(410,044) and $(264,078) related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2012 and 2011, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that is included in the Lifeco U.S. consolidated federal income tax return. As of December 31, 2012, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2020	$119,978
2021	113,002
2022	136,796
2023	81,693

Total	$451,469

During 2012 and 2011, the Company generated $30,965 and $34,020 of Guaranteed Federal Low Income Housing tax credit carryforwards respectively. As of December 31, 2012, the total credit carryforward for Low Income Housing is $100,670. These credits will begin to expire in 2030.

Included in due from parent and affiliates at December 31, 2012 and 2011 is $4,353 and $115,300, respectively, of income taxes receivable from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2012 and 2011 is $12,585 and $9,019, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

16.    Segment Information

The Company has three reportable segments: Individual Markets, Retirement Services and Other.

Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.

Retirement Services

The Retirement Services reporting and operating segment provides various retirement plan products and investment options as well as comprehensive administrative and record-keeping services for financial institutions and employers, which include educational, advisory, enrollment and communication services for employer-sponsored defined contribution plans and associated defined benefit plans.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption reinsurance agreement between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. Inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2012:

	Year ended December 31, 2012
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$314,350	$3,670	$104,133	$422,153
Fee income	74,985	456,052	4,786	535,823
Net investment income	729,885	414,114	47,552	1,191,551
Net realized gains on investments	55,959	60,726	32	116,717

Total revenues	1,175,179	934,562	156,503	2,266,244

Benefits and expenses:
Policyholder benefits	882,726	204,296	111,288	1,198,310
Operating expenses	136,895	492,427	65,193	694,515

Total benefits and expenses	1,019,621	696,723	176,481	1,892,825

Income (loss) from continuing operations before income taxes	155,558	237,839	(19,978)	373,419
Income tax expense (benefit)	50,869	78,150	6,286	135,305

Income (loss) from continuing operations	$104,689	$159,689	$(26,264)	$238,114

	December 31, 2012
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$14,797,517	$9,761,036	$1,551,823	$26,110,376
Other assets	1,172,932	773,712	123,006	2,069,650
Separate account assets	6,363,214	18,242,312	-	24,605,526

Assets of continuing operations	$22,333,663	$28,777,060	$1,674,829	52,785,552

Assets of discontinued operations				33,053

Total assets				$52,818,605

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2011:

	Year ended December 31, 2011 (1)
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$395,923	$1,960	$125,333	$523,216
Fee income	65,487	416,405	4,903	486,795
Net investment income	714,228	399,222	45,036	1,158,486
Net realized gains on investments	20,533	3,311	651	24,495

Total revenues	1,196,171	820,898	175,923	2,192,992

Benefits and expenses:
Policyholder benefits	937,885	222,642	103,435	1,263,962
Operating expenses	109,005	435,149	88,821	632,975

Total benefits and expenses	1,046,890	657,791	192,256	1,896,937

Income (loss) from continuing operations before income taxes	149,281	163,107	(16,333)	296,055
Income tax expense (benefit)	49,221	50,869	(6,272)	93,818

Income (loss) from continuing operations	$100,060	$112,238	$(10,061)	$202,237

	December 31, 2011 (1)
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$13,702,356	$8,752,301	$1,540,575	$23,995,232
Other assets	1,108,744	610,971	126,468	1,846,183
Separate account assets	5,884,676	16,446,714	-	22,331,391

Assets of continuing operations	$20,695,776	$25,809,986	$1,667,043	48,172,806

Assets of discontinued operations				39,621

Total assets				$48,212,427

(1) As adjusted; See Note 1

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended December 31, 2010:

	Year ended December 31, 2010 (1)
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$676,395	$5,509	$123,718	$805,622
Fee income	56,232	387,103	4,619	447,954
Net investment income	730,439	399,456	44,849	1,174,744
Net realized losses on investments	(1,239)	(23,229)	(27)	(24,495)

Total revenues	1,461,827	768,839	173,159	2,403,825

Benefits and expenses:
Policyholder benefits	1,218,791	221,943	99,673	1,540,407
Operating expenses	134,445	401,117	62,095	597,657

Total benefits and expenses	1,353,236	623,060	161,768	2,138,064

Income from continuing operations before income taxes	108,591	145,779	11,391	265,761
Income tax expense	29,487	34,547	4,593	68,627

Income from continuing operations	$79,104	$111,232	$6,798	$197,134

(1) As adjusted; See Note 1

17.    Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant and expiring ten years from the date of grant.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them after retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

In 2011, the Company implemented a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, “performance share units” are granted to certain senior executives of the Company having a value equal to the participants’ deferred incentive compensation for the period. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, the units are multiplied by a performance factor to produce a final number of units which are payable in cash equal to the closing price of Lifeco common stock on the date following the last day of the three-year performance period. Accordingly, the estimated fair value of the performance unit is based on the closing price of Lifeco common stock on the date of grant. The performance share units generally vest in their entirety at the end of the three-year performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Compensation Expense Related to Stock-Based Compensation

The compensation expense related to stock-based compensation for the years ended December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Lifeco Stock Plan	$2,314	$1,786	$1,855
Performance Share Unit Plan	3,658	1,161	-

Total compensation expense	$5,972	$2,947	$1,855

Income tax benefits	$1,729	$752	$226

The following table presents the total unrecognized compensation expense related to stock-based compensation at December 31, 2012 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco Stock Plan	$3,016	1.7
Performance Share Unit Plan	4,414	1.4

Equity Award Activity

During the year ended December 31, 2012, Lifeco granted 739,600 stock options to employees of the Company. These stock options vest over five-year periods ending in March 2017. Compensation expense of $2,566 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2012. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)
Outstanding, January 1, 2012	2,896,560	$28.01
Granted	739,600	23.28
Exercised	(354,000)	19.43

Outstanding, December 31, 2012	3,282,160	28.42	6.2	$1,518

Vested and expected to vest, December 31, 2012	3,261,022	$28.42	6.2	$1,168

Exercisable, December 31, 2012	1,483,080	$30.10	4.4	$171

(¹) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2012 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan during the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Weighted average fair value of options granted	$3.47	$4.49	$4.41
Intrinsic value of options exercised (1)	1,397	1,197	5,218
Fair value of options vested	1,740	1,541	943

(¹)

The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the years ended December 31, 2012, 2011 and 2010 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2012	2011	2010
Dividend yield	5.31%	4.59%	4.53%
Expected volatility	25.65%	25.22%	25.03%
Risk free interest rate	1.52%	2.62%	2.62%
Expected duration (years)	6.0	5.5	5.5

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding at December 31, 2012.

Performance Units
Outstanding, December 31, 2011	163,708
Granted	211,600
Paid	-
Forfeited	-

Outstanding, December 31, 2012	375,308

Vested and expected to vest, December 31, 2012	375,308

18. Commitments and Contingencies

Commitments

The following table summarizes the Company’s future purchase obligations and commitments as of December 31, 2012:

	Payment due by period

	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	-	-	-	528,400	528,400
Related party long-term debt - interest (2)	37,031	74,062	74,062	901,069	1,086,224
Investment purchase obligations (3)	127,255	-	-	-	127,255
Operating leases (4)	4,404	5,683	607	-	10,694
Other liabilities (5)	42,391	49,041	70,713	66,799	228,944

Total	$211,081	$128,786	$145,382	$1,496,268	$1,981,517

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity. The second surplus note bears interest initially at a fixed rate that will change in the future based upon the then current three-month London Interbank Offering Rate. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2012 and do not consider the impact of future interest rate changes.

(3) Investment purchase obligations - The Company commits to fund limited partnership interests, mortgage loan and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2012 and 2011 were $127,255 and $97,694, of which $11,031 and $13,205 was related to cost basis limited partnership interests, respectively, all of which is due within one year from the dates indicated.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $5,764, $5,645 and $6,047 for the years ended December 31, 2012, 2011 and 2010, respectively and is recorded in general insurance expense.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected contributions to the Company’s defined benefit pension plan and benefit payments for the post-retirement medical plan and supplemental executive retirement plan through 2022.
•	Miscellaneous purchase obligations to acquire goods and services.
•	Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2013. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, as defined, of $1,000,000 plus 50% of its net income, if positive and as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2010. The Company was in compliance with all covenants at December 31, 2012 and 2011. At December 31, 2012 and 2011 there were no outstanding amounts related to this credit facility.

Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolutions of these proceedings are not expected to have a material effect on the Company’s consolidated financial position, results of its operations or cash flows.

19.	Subsequent Event

On February 1, 2013, the Company’s Board of Directors declared a dividend of $44,435 to be paid to its sole shareholder, GWL&A Financial, on March 29, 2013.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Schedule III

Supplemental Insurance Information

(In Thousands)

	As of and for the year ended December 31, 2012
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$118,490	$53,926	$-	$172,416
Future policy benefits, losses, claims and expenses	13,593,217	9,491,094	369,300	23,453,611
Unearned premium reserves	27,007	-	-	27,007
Other policy claims and benefits payable	744,504	476	24,711	769,691
Premium income	314,350	3,670	104,133	422,153
Net investment income	729,885	414,114	47,552	1,191,551
Benefits, claims, losses and settlement expenses	882,726	204,296	111,288	1,198,310
Amortization of deferred acquisition costs	28,926	22,508	-	51,434
Other operating expenses	107,969	469,919	65,193	643,081

	As of and for the year ended December 31, 2011
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs (1)	$102,598	$75,183	$-	$177,781
Future policy benefits, losses, claims and expenses	12,812,079	8,620,044	356,296	21,788,419
Unearned premium reserves	39,855	-	-	39,855
Other policy claims and benefits payable	742,457	445	26,184	769,086
Premium income	395,923	1,960	125,333	523,216
Net investment income	714,228	399,222	45,036	1,158,486
Benefits, claims, losses and settlement expenses	937,885	222,643	103,434	1,263,962
Amortization of deferred acquisition costs (1)	10,497	14,687	-	25,184
Other operating expenses (1)	98,509	420,461	88,821	607,791

	As of and for the year ended December 31, 2010
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	676,395	5,509	123,718	805,622
Net investment income	730,439	399,456	44,849	1,174,744
Benefits, claims, losses and settlement expenses	1,218,791	221,943	99,673	1,540,407
Amortization of deferred acquisition costs (1)	20,448	7,057	-	27,505
Other operating expenses (1)	113,997	394,060	62,095	570,152

(1)	As adjusted; See Note 1

Maxim Series Account of

Great-West Life & Annuity

Insurance Company

Financial Statements for the Years Ended

December 31, 2012 and 2011

and Report of Independent Registered Public

Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Maxim Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions which comprise Maxim Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 5 for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the Maxim Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

March 29, 2013

MAXIM SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A

DREYFUS STOCK INDEX FUND

FIDELITY VIP CONTRAFUND PORTFOLIO

GREAT-WEST AGGRESSIVE PROFILE I FUND

GREAT-WEST ARIEL MIDCAP VALUE FUND

GREAT-WEST ARIEL SMALL-CAP VALUE FUND

GREAT-WEST BOND INDEX FUND

GREAT-WEST CONSERVATIVE PROFILE I FUND

GREAT-WEST INVESCO ADR FUND

GREAT-WEST LOOMIS SAYLES BOND FUND

GREAT-WEST MODERATE PROFILE I FUND

GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND

GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND

GREAT-WEST MONEY MARKET FUND

GREAT-WEST S&P SMALLCAP 600® INDEX FUND

GREAT-WEST SMALL-CAP GROWTH FUND

GREAT-WEST STOCK INDEX FUND

GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND

GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

JANUS ASPEN FLEXIBLE BOND PORTFOLIO

NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO

TEMPLETON FOREIGN SECURITIES FUND

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS
	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MIDCAP VALUE FUND	GREAT-WEST ARIEL SMALL- CAP VALUE FUND	GREAT-WEST BOND INDEX FUND

ASSETS:
Investments at fair value (1)	$547,351	$60,164	$34,916	$421,877	$132,910	$29,002
Investment income due and accrued	3,470			166	40
Purchase payments receivable	125
Due from Great West Life & Annuity Insurance Company

Total assets	550,946	60,164	34,916	422,043	132,950	29,002

LIABILITIES:
Payable for investments purchased	125
Redemptions payable
Due to Great West Life & Annuity Insurance Company	37	10	6	70	22	5

Total liabilities	162	10	6	70	22	5

NET ASSETS	$550,784	$60,154	$34,910	$421,973	$132,928	$28,997

NET ASSETS REPRESENTED BY:
Accumulation units	$550,784	$60,154	$34,910	$421,973	$132,928	$28,997
Contracts in payout phase

NET ASSETS	$550,784	$60,154	$34,910	$421,973	$132,928	$28,997

ACCUMULATION UNITS OUTSTANDING	40,750	2,809	1,973	8,951	3,142	1,896

UNIT VALUE (ACCUMULATION)	$13.52	$21.41	$17.69	$47.14	$42.31	$15.29

(1) Cost of investments:	$494,347	$60,257	$39,359	$97,433	$119,128	$29,063
Shares of investments:	17,180	2,275	3,738	340,226	13,159	2,085

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST INVESCO ADR FUND	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND

ASSETS:
Investments at fair value (1)	$41,243	$172,074	$111,701	$126,422	$30,377	$1,391
Investment income due and accrued
Purchase payments receivable
Due from Great West Life & Annuity Insurance Company

Total assets	41,243	172,074	111,701	126,422	30,377	1,391

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company	7	29	19	21	5	1

Total liabilities	7	29	19	21	5	1

NET ASSETS	$41,236	$172,045	$111,682	$126,401	$30,372	$1,390

NET ASSETS REPRESENTED BY:
Accumulation units	$41,236	$172,045	$111,682	$126,401	$30,372	$1,390
Contracts in payout phase

NET ASSETS	$41,236	$172,045	$111,682	$126,401	$30,372	$1,390

ACCUMULATION UNITS OUTSTANDING	2,322	8,419	2,681	6,667	1,593	79

UNIT VALUE (ACCUMULATION)	$17.76	$20.44	$41.66	$18.96	$19.07	$17.59

(1) Cost of investments:	$43,685	$261,755	$95,835	$144,161	$29,650	$1,427
Shares of investments:	4,945	16,052	8,411	14,615	3,368	163

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST MONEY MARKET FUND	GREAT-WEST S&P SMALLCAP 600® INDEX FUND	GREAT-WEST SMALL-CAP GROWTH FUND	GREAT-WEST STOCK INDEX FUND	GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND	GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND

ASSETS:
Investments at fair value (1)	$1,678,972	$194,239	$154,778	$5,553,057	$966,740	$93,993
Investment income due and accrued
Purchase payments receivable
Due from Great West Life & Annuity Insurance Company	16,928			39,762

Total assets	1,696,520	194,239	154,778	5,593,672	966,740	93,993

LIABILITIES:
Payable for investments purchased
Redemptions payable	620			853
Due to Great West Life & Annuity Insurance Company	283	33	26	1,040	108	16

Total liabilities	903	33	26	1,893	108	16

NET ASSETS	$1,695,617	$194,206	$154,752	$5,591,779	$966,632	$93,977

NET ASSETS REPRESENTED BY:
Accumulation units	$1,638,392	$194,206	$154,752	$5,497,085	$966,632	$93,977
Contracts in payout phase	57,226			94,694

NET ASSETS	$1,695,617	$194,206	$154,752	$5,591,779	$966,632	$93,977

ACCUMULATION UNITS OUTSTANDING	106,131	5,066	5,334	77,838	40,629	3,061

UNIT VALUE (ACCUMULATION)	$15.44	$38.34	$29.01	$70.62	$23.79	$30.70

(1) Cost of investments:	$1,678,972	$184,568	$146,703	$2,795,909	$985,067	$83,280
Shares of investments:	1,678,972	20,108	7,655	273,819	59,200	5,353

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS
	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	TEMPLETON FOREIGN SECURITIES FUND

ASSETS:
Investments at fair value (1)	$2,137,540	$219,677	$485,434	$286,160
Investment income due and accrued
Purchase payments receivable		25	50	50
Due from Great West Life & Annuity Insurance Company	14,002

Total assets	2,153,069	219,702	485,484	286,210

LIABILITIES:
Payable for investments purchased		25	50	50
Redemptions payable	1,527
Due to Great West Life & Annuity Insurance Company	409	15	33	19

Total liabilities	1,936	40	83	69

NET ASSETS	$2,151,133	$219,662	$485,401	$286,141

NET ASSETS REPRESENTED BY:
Accumulation units	$2,053,871	$219,662	$485,401	$286,141
Contracts in payout phase	97,262

NET ASSETS	$2,151,133	$219,662	$485,401	$286,141

ACCUMULATION UNITS OUTSTANDING	47,157	9,718	31,506	15,899

UNIT VALUE (ACCUMULATION)	$43.55	$22.60	$15.41	$18.00

(1) Cost of investments:	$2,088,342	$211,369	$528,955	$290,143
Shares of investments:	173,502	17,435	41,848	19,560

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MIDCAP VALUE FUND	GREAT-WEST ARIEL SMALL- CAP VALUE FUND	GREAT-WEST BOND INDEX FUND

INVESTMENT INCOME:
Dividends	$10,952	$798	$286	$4,645	$714	$1,274

EXPENSES:
Mortality and expense risk	2,670	1,060	427	4,949	1,623	606

NET INVESTMENT INCOME (LOSS)	8,282	(262)	(141)	(304)	(909)	668

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	2,120	(7,994)	(1,020)	32,967	(6,956)	2,568
Realized gain distributions	25,576		217	34,578		227

Net realized gain (loss)	27,696	(7,994)	(803)	67,545	(6,956)	2,795

Change in net unrealized appreciation (depreciation) on investments	37,528	19,944	5,684	4,857	29,927	(1,952)

Net realized and unrealized gain on investments	65,224	11,950	4,881	72,402	22,971	843

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$73,506	$11,688	$4,740	$72,098	$22,062	$1,511

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST INVESCO ADR FUND	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND

INVESTMENT INCOME:
Dividends	$858	$18,627	$5,229	$2,791	$484	$29

EXPENSES:
Mortality and expense risk	286	2,356	1,363	1,881	419	30

NET INVESTMENT INCOME (LOSS)	572	16,271	3,866	910	65	(1)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(69)	(30,198)	395	(10,846)	(2,577)	(210)
Realized gain distributions	518		612	6,060	323	13

Net realized gain (loss)	449	(30,198)	1,007	(4,786)	(2,254)	(197)

Change in net unrealized appreciation (depreciation) on investments	378	36,062	9,865	19,399	5,956	488

Net realized and unrealized gain on investments	827	5,864	10,872	14,613	3,702	291

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,399	$22,135	$14,738	$15,523	$3,767	$290

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

		GREAT-WEST MONEY MARKET FUND	GREAT-WEST S&P SMALLCAP 600® INDEX FUND		GREAT-WEST SMALL-CAP GROWTH FUND	GREAT-WEST STOCK INDEX FUND	GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND	GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND

INVESTMENT INCOME:
Dividends	$		$3,167	$		$92,024	$19,547	$642

EXPENSES:
Mortality and expense risk		22,015	2,789		2,038	77,015	7,618	2,031

NET INVESTMENT INCOME (LOSS)		(22,015)	378		(2,038)	15,009	11,929	(1,389)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares			(7,142)		738	(225,142)	(11,767)	(7,940)
Realized gain distributions			6,033		7,707	123,251		4,236

Net realized gain (loss)			(1,109)		8,445	(101,891)	(11,767)	(3,704)

Change in net unrealized appreciation (depreciation) on investments			29,105		13,530	800,936	137,579	23,090

Net realized and unrealized gain on investments			27,996		21,975	699,045	125,812	19,386

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS		$(22,015)	$28,374		$19,937	$714,054	$137,741	$17,997

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS
	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	TEMPLETON FOREIGN SECURITIES FUND

INVESTMENT INCOME:
Dividends	$65,172	$7,848	$1,941	$8,304

EXPENSES:
Mortality and expense risk	30,760	1,014	2,307	1,302

NET INVESTMENT INCOME (LOSS)	34,412	6,834	(366)	7,002

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	11,648	512	(29,560)	519
Realized gain distributions	20,335	2,954

Net realized gain (loss)	31,983	3,466	(29,560)	519

Change in net unrealized appreciation (depreciation) on investments	(27,127)	4,567	97,819	37,347

Net realized and unrealized gain on investments	4,856	8,033	68,259	37,866

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$39,268	$14,867	$67,893	$44,868

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	DREYFUS STOCK INDEX FUND		FIDELITY VIP CONTRAFUND PORTFOLIO		GREAT-WEST AGGRESSIVE PROFILE I FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$8,282	$8,003	$(262)	$(186)	$(141)	$(109)
Net realized gain (loss)	27,696	7,951	(7,994)	(930)	(803)	1,678
Change in net unrealized appreciation (depreciation) on investments	37,528	(10,827)	19,944	(1,931)	5,684	(3,486)

Increase (decrease) in net assets resulting from operations	73,506	5,127	11,688	(3,047)	4,740	(1,917)

CONTRACT TRANSACTIONS:
Purchase payments received	11,590	12,403
Transfers for contract benefits and terminations	(17,745)	(178,562)	(31,430)	(1,743)	(2,107)	(584)
Net transfers	(5,768)	4,953
Contract maintenance charges	(128)	(129)	(56)	(21)	(21)	(20)
Adjustments to net assets allocated to contracts in payout phase

Decrease in net assets resulting from contract transactions	(12,051)	(161,335)	(31,486)	(1,764)	(2,128)	(604)

Total increase (decrease) in net assets	61,455	(156,208)	(19,798)	(4,811)	2,612	(2,521)

NET ASSETS:
Beginning of period	489,329	645,537	79,952	84,763	32,298	34,819

End of period	$550,784	$489,329	$60,154	$79,952	$34,910	$32,298

CHANGES IN UNITS OUTSTANDING:
Units issued	917	2,871
Units redeemed	(1,859)	(16,934)	(1,482)	(89)	(126)	(37)

Net decrease	(942)	(14,063)	(1,482)	(89)	(126)	(37)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST ARIEL MIDCAP VALUE FUND		GREAT-WEST ARIEL SMALL-CAP VALUE FUND		GREAT-WEST BOND INDEX FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(304)	$(3,682)	$(909)	$(1,619)	$668	$418
Net realized gain (loss)	67,545	(25,175)	(6,956)	(2,304)	2,795	350
Change in net unrealized appreciation (depreciation) on investments	4,857	(8,087)	29,927	(13,240)	(1,952)	778

Increase (decrease) in net assets resulting from operations	72,098	(36,944)	22,062	(17,163)	1,511	1,546

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(9,331)	(7,987)	(7,397)	(2,880)		(6,579)
Net transfers	(44,423)	(3,080)	(251)		(771)
Contract maintenance charges	(174)	(83)	(57)	(49)	(17)	(18)
Adjustments to net assets allocated to contracts in payout phase

Decrease in net assets resulting from contract transactions	(53,928)	(11,150)	(7,705)	(2,929)	(788)	(6,597)

Total increase (decrease) in net assets	18,170	(48,094)	14,357	(20,092)	723	(5,051)

NET ASSETS:
Beginning of period	403,803	451,897	118,571	138,663	28,274	33,325

End of period	$421,973	$403,803	$132,928	$118,571	$28,997	$28,274

CHANGES IN UNITS OUTSTANDING:
Units issued	388	114	152		2,288
Units redeemed	(1,608)	(411)	(336)	(80)	(2,289)	(470)

Net decrease	(1,220)	(297)	(184)	(80)	(1)	(470)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST CONSERVATIVE PROFILE I FUND		GREAT-WEST INVESCO ADR FUND		GREAT-WEST LOOMIS SAYLES BOND FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$572	$106	$16,271	$2,441	$3,866	$4,733
Net realized gain (loss)	449	509	(30,198)	(4,183)	1,007	(673)
Change in net unrealized appreciation (depreciation) on investments	378	(634)	36,062	(33,801)	9,865	(944)

Increase (decrease) in net assets resulting from operations	1,399	(19)	22,135	(35,543)	14,738	3,116

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations		(4)	(35,709)	(4,108)	(6,908)	(5,079)
Net transfers	26,724		(1,281)			8,080
Contract maintenance charges			(74)	(46)	(27)	(26)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	26,724	(4)	(37,064)	(4,154)	(6,935)	2,975

Total increase (decrease) in net assets	28,123	(23)	(14,929)	(39,697)	7,803	6,091

NET ASSETS:
Beginning of period	13,113	13,136	186,974	226,671	103,879	97,788

End of period	$41,236	$13,113	$172,045	$186,974	$111,682	$103,879

CHANGES IN UNITS OUTSTANDING:
Units issued	1,527					363
Units redeemed			(1,932)	(204)	(176)	(280)

Net increase (decrease)	1,527	0	(1,932)	(204)	(176)	83

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATE PROFILE I FUND		GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND		GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$910	$311	$65	$(32)	$(1)	$20
Net realized gain (loss)	(4,786)	10,922	(2,254)	(1,742)	(197)	243
Change in net unrealized appreciation (depreciation) on investments	19,399	(15,026)	5,956	(432)	488	(322)

Increase (decrease) in net assets resulting from operations	15,523	(3,793)	3,767	(2,206)	290	(59)

CONTRACT TRANSACTIONS:
Purchase payments received			1,000
Transfers for contract benefits and terminations	(43,381)	(5,526)	1	(8,816)	(3,121)	(1)
Net transfers			(9,177)
Contract maintenance charges	(37)	(37)	(93)	(92)	(2)	(2)
Adjustments to net assets allocated to contracts in payout phase

Decrease in net assets resulting from contract transactions	(43,418)	(5,563)	(8,269)	(8,908)	(3,123)	(3)

Total decrease in net assets	(27,895)	(9,356)	(4,502)	(11,114)	(2,833)	(62)

NET ASSETS:
Beginning of period	154,296	163,652	34,874	45,988	4,223	4,285

End of period	$126,401	$154,296	$30,372	$34,874	$1,390	$4,223

CHANGES IN UNITS OUTSTANDING:
Units issued			57	82
Units redeemed	(2,355)	(309)	(522)	(646)	(181)

Net decrease	(2,355)	(309)	(465)	(564)	(181)	0

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST MONEY MARKET FUND		GREAT-WEST S&P SMALLCAP 600® INDEX FUND		GREAT-WEST SMALL-CAP GROWTH FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(22,015)	$(23,551)	$378	$(384)	$(2,038)	$(1,979)
Net realized gain (loss)		1	(1,109)	6,513	8,445	(156)
Change in net unrealized appreciation (depreciation) on investments			29,105	(8,277)	13,530	(767)

Increase (decrease) in net assets resulting from operations	(22,015)	(23,550)	28,374	(2,148)	19,937	(2,902)

CONTRACT TRANSACTIONS:
Purchase payments received	2,350	2,400	1,500	2,000	1,500	1,500
Transfers for contract benefits and terminations	(300,963)	(227,127)	(58,541)	(12,246)	(29,693)	(1,148)
Net transfers	89,347	160,654	17,312	(5,000)	10,230
Contract maintenance charges	(1,192)	(1,286)	(39)	(42)	(80)	(73)
Adjustments to net assets allocated to contracts in payout phase	1,631	1,584

Increase (decrease) in net assets resulting from contract transactions	(208,827)	(63,775)	(39,768)	(15,288)	(18,043)	279

Total increase (decrease) in net assets	(230,842)	(87,325)	(11,394)	(17,436)	1,894	(2,623)

NET ASSETS:
Beginning of period	1,926,459	2,013,784	205,600	223,036	152,858	155,481

End of period	$1,695,617	$1,926,459	$194,206	$205,600	$154,752	$152,858

CHANGES IN UNITS OUTSTANDING:
Units issued	6,663	10,392	517	57	412	54
Units redeemed	(16,929)	(16,119)	(1,585)	(518)	(1,062)	(46)

Net increase (decrease)	(10,266)	(5,727)	(1,068)	(461)	(650)	8

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST STOCK INDEX FUND		GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND		GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$15,009	$196	$11,929	$9,626	$(1,389)	$(184)
Net realized gain (loss)	(101,891)	(416,998)	(11,767)	(15,760)	(3,704)	10,599
Change in net unrealized appreciation (depreciation) on investments	800,936	397,061	137,579	(1,833)	23,090	(17,603)

Increase (decrease) in net assets resulting from operations	714,054	(19,741)	137,741	(7,967)	17,997	(7,188)

CONTRACT TRANSACTIONS:
Purchase payments received	4,088	6,150	8,825	10,200	1,000
Transfers for contract benefits and terminations	(390,867)	(498,905)	(45,766)	(139,576)	(83,177)	(25,819)
Net transfers	(10,781)	(116,038)	(1,793)	(42,163)
Contract maintenance charges	(5,376)	(5,639)	(248)	(240)	(129)	(90)
Adjustments to net assets allocated to contracts in payout phase	2,998	13,902

Decrease in net assets resulting from contract transactions	(399,938)	(600,530)	(38,982)	(171,779)	(82,306)	(25,909)

Total increase (decrease) in net assets	314,116	(620,271)	98,759	(179,746)	(64,309)	(33,097)

NET ASSETS:
Beginning of period	5,277,663	5,897,934	867,873	1,047,619	158,286	191,383

End of period	$5,591,779	$5,277,663	$966,632	$867,873	$93,977	$158,286

CHANGES IN UNITS OUTSTANDING:
Units issued	1,572	208	760	799	35
Units redeemed	(7,305)	(10,010)	(2,239)	(10,699)	(2,762)	(1,007)

Net decrease	(5,733)	(9,802)	(1,479)	(9,900)	(2,727)	(1,007)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND		JANUS ASPEN FLEXIBLE BOND PORTFOLIO		NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$34,412	$45,686	$6,834	$12,708	$(366)	$(2,663)
Net realized gain (loss)	31,983	25,447	3,466	4,224	(29,560)	(34,774)
Change in net unrealized appreciation (depreciation) on investments	(27,127)	27,466	4,567	(6,084)	97,819	(22,920)

Increase (decrease) in net assets resulting from operations	39,268	98,599	14,867	10,848	67,893	(60,357)

CONTRACT TRANSACTIONS:
Purchase payments received			2,868	4,850	7,588	9,651
Transfers for contract benefits and terminations	(95,127)	(378,375)	(27,906)	(1)	(13,152)	(84,810)
Net transfers	(85,880)		41,103	(9,181)	(16,276)	5,593
Contract maintenance charges	(2,279)	(2,347)	(23)	(23)	(88)	(130)
Adjustments to net assets allocated to contracts in payout phase	13,900	11,133

Increase (decrease) in net assets resulting from contract transactions	(169,386)	(369,589)	16,042	(4,355)	(21,928)	(69,696)

Total increase (decrease) in net assets	(130,118)	(270,990)	30,909	6,493	45,965	(130,053)

NET ASSETS:
Beginning of period	2,281,251	2,552,241	188,753	182,260	439,436	569,489

End of period	$2,151,133	$2,281,251	$219,662	$188,753	$485,401	$439,436

CHANGES IN UNITS OUTSTANDING:
Units issued	412	422	2,048	273	596	2,077
Units redeemed	(6,146)	(9,154)	(1,331)	(504)	(2,180)	(6,811)

Net increase (decrease)	(5,734)	(8,732)	717	(231)	(1,584)	(4,734)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	TEMPLETON FOREIGN SECURITIES FUND
	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$7,002	$5,823
Net realized gain	519	7,084
Change in net unrealized appreciation on investments	37,347	(40,248)

Increase (decrease) in net assets resulting from operations	44,868	(27,341)

CONTRACT TRANSACTIONS:
Purchase payments received	4,230	4,200
Transfers for contract benefits and terminations	(10,744)	(112,253)
Net transfers	(8,316)	(3,817)
Contract maintenance charges	(77)	(112)
Adjustments to net assets allocated to contracts in payout phase

Decrease in net assets resulting from contract transactions	(14,907)	(111,982)

Total increase (decrease) in net assets	29,961	(139,323)

NET ASSETS:
Beginning of period	256,180	395,503

End of period	$286,141	$256,180

CHANGES IN UNITS OUTSTANDING:
Units issued	400	412
Units redeemed	(1,298)	(6,723)

Net decrease	(898)	(6,311)

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for both group and individual variable annuity contracts (Contracts). The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2012, the only investments of each of the Investment Divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Risk Factors

Investing in the Series Account may involve certain risks including, but not limited to, those described below.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Investment Divisions. These events may have adverse effects on the Investment Divisions such as a decline in the value and liquidity of many securities held by the Investment Divisions, and a decrease in net asset value.

The Investment Divisions investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the Investment Divisions to be subject to larger short-term declines in value.

The Investment Divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Investment Divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

The Series Account may have Investment Divisions that primarily invest in bonds. Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Investment Divisions may be invested in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Investment Divisions may invest in securities of governmental agencies. Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Contracts in the Payout Phase

Net assets of each Investment Division allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Any adjustments to these amounts are reflected in Adjustments to net assets allocated to contracts in payout phase on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Application of Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Series Account adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-04 did not have an impact on the Series Account’s financial position or the results of its operations.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

Investment Division	Purchases	Sales
Dreyfus Stock Index Fund	$48,013	$26,190
Fidelity VIP Contrafund Portfolio	798	32,544
Great-West Aggressive Profile I Fund	503	2,552
Great-West Ariel Midcap Value Fund	56,979	76,604
Great-West Ariel Small-Cap Value Fund	6,570	15,174
Great-West Bond Index Fund	35,788	35,679
Great-West Conservative Profile I Fund	28,100	280

Investment Division	Purchases	Sales
Great-West Invesco ADR Fund	$18,627	$39,410
Great-West Loomis Sayles Bond Fund	5,841	8,290
Great-West Moderate Profile I Fund	8,852	45,295
Great-West Moderately Aggressive Profile I Fund	1,807	9,687
Great-West Moderately Conservative Profile I Fund	43	3,153
Great-West Money Market Fund	90,813	323,198
Great-West S&P Small Cap 600® Index Fund	27,731	61,076
Great-West Small-Cap Growth Fund	19,432	31,796
Great-West Stock Index Fund	260,914	525,147
Great-West T. Rowe Price Equity/Income Fund	36,406	63,410
Great-West T. Rowe Price Midcap Growth Fund	5,878	85,337
Great-West U.S. Government Mortgage Securities Fund	85,507	213,899
Janus Aspen Flexible Bond Portfolio	55,715	29,878
Neuberger Berman AMT Large Cap Value Portfolio	10,383	32,662
Templeton Foreign Securities Fund	14,523	22,419

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Below is a description of the types of charges assessed by the Series Account. The chart that follows the descriptions indicates the fees for each Contract.

Contract Maintenance Charges (or Certificate Maintenance Charges, as applicable)

On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Total or Partial Surrenders

Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks. The level of the charge is guaranteed and will not change. These charges are recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Deductions for Premium Taxes

The Company may deduct from each participant’s account an amount to pay any premium tax levied by any governmental entity as a result of the existence of the policy owners’ accounts or of the Series Account.

This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Fee Table

		Maxim III
	Maxim II	MVP	AICPA
Contract/Certificate Maintenance Charge*	$35	$27	$30**

Transfers	$0	$0	$10***

Mortality & Expense Risks	1.40%	1.25%	.5%

*	Fee is charged annually.
**	Fee is waived if account balance is greater than $25,000 on the contract anniversary date.
***	Fee is assessed per transfer if there are more than 24 transfers per calendar year.

Related Party Transactions

The portfolios of Great-West Funds, Inc., which are underlying certain Investment Divisions, are registered investment companies affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2012, including the estimates inherent in the process of preparing these financial statements, through March 29, 2013, the date the financial statements were available to be issued. No subsequent events requiring adjustment or disclosure have occurred.

5.	FINANCIAL HIGHLIGHTS

The financial highlights for the Series Account are presented by contract by Investment Division. For each Investment Division available to Maxim Series II Account contract and Maxim Series III Account contract, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Maxim Series II Account contract and Maxim Series III Account contract are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated and is not annualized for periods less than one year. As the total returns for Maxim Series II Account contract and Maxim Series III Account contract are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series II Account:		(a)		(b)						(a)		(b)

INVESTMENT DIVISIONS

GREAT-WEST MONEY MARKET FUND
2012	34	$20.67	to	$20.73	$700	0.00%	1.40%	to	1.40%	(1.43) %	to	(1.38) %
2011	43	$20.97	to	$21.02	$906	0.00%	1.40%	to	1.40%	(1.36) %	to	(1.41) %
2010	41	$21.26	to	$21.32	$870	0.00%	1.40%	to	1.40%	(1.39) %	to	(1.39) %
2009	44	$21.56	to	$21.62	$940	0.01%	1.40%	to	1.40%	(1.37) %	to	(1.37) %
2008	51	$21.86	to	$21.92	$1,108	1.23%	1.40%	to	1.40%	0.51%	to	0.50%
GREAT-WEST STOCK INDEX FUND
2012	60	$81.66	to	$82.88	$5,023	1.66%	1.40%	to	1.40%	13.89%	to	13.89%
2011	64	$71.70	to	$72.77	$4,745	1.39%	1.40%	to	1.40%	(0.19) %	to	(0.19) %
2010	72	$71.84	to	$72.91	$5,289	1.44%	1.40%	to	1.40%	13.87%	to	13.87%
2009	80	$63.09	to	$64.03	$5,140	1.75%	1.40%	to	1.40%	24.99%	to	25.00%
2008	83	$50.47	to	$51.23	$4,331	1.65%	1.40%	to	1.40%	(38.15) %	to	(38.14) %
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
2012	45	$44.11	to	$44.55	$2,113	2.99%	1.40%	to	1.40%	1.78%	to	1.78%
2011	47	$43.34	to	$43.77	$2,156	3.32%	1.40%	to	1.40%	4.26%	to	4.24%
2010	56	$41.57	to	$41.99	$2,424	3.62%	1.40%	to	1.40%	4.08%	to	4.09%
2009	61	$39.94	to	$40.34	$2,546	4.07%	1.40%	to	1.40%	4.53%	to	4.53%
2008	67	$38.21	to	$38.59	$2,661	4.42%	1.40%	to	1.40%	5.00%	to	4.98%

(a) The amounts in these columns are associated with the highest Expense Ratio.

(b) The amounts in these columns are associated with the lowest Expense Ratio.

(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units (000s)	Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series III Account:		(a)		(b)							(a)		(b)

INVESTMENT DIVISIONS

DREYFUS STOCK INDEX FUND
2012	41	$13.52	to	$13.52	$	551	2.05%	0.50%	to	0.50%	15.13%	to	15.13%
2011	42	$11.74	to	$11.74	$	489	1.81%	0.50%	to	0.50%	1.38%	to	1.38%
2010	56	$11.58	to	$11.58	$	646	1.83%	0.50%	to	0.50%	14.31%	to	14.31%
2009	58	$10.13	to	$10.13	$	586	2.09%	0.50%	to	0.50%	25.68%	to	25.68%
2008	61	$8.06	to	$8.06	$	495	2.14%	0.50%	to	0.50%	(37.47) %	to	(37.47) %
FIDELITY VIP CONTRAFUND PORTFOLIO
2012	3	$21.41	to	$21.41	$	60	0.94%	1.25%	to	1.25%	14.92%	to	14.92%
2011	4	$18.63	to	$18.63	$	80	1.03%	1.25%	to	1.25%	(3.72) %	to	(3.72) %
2010	4	$19.35	to	$19.35	$	85	1.05%	1.25%	to	1.25%	15.73%	to	15.73%
2009	6	$16.72	to	$16.72	$	100	1.26%	1.25%	to	1.25%	34.08%	to	34.08%
2008	7	$12.47	to	$12.47	$	92	0.91%	1.25%	to	1.25%	(43.24) %	to	(43.24) %
GREAT-WEST AGGRESSIVE PROFILE I FUND
2012	2	$17.69	to	$17.69	$	35	0.84%	1.25%	to	1.25%	14.92%	to	14.92%
2011	2	$15.39	to	$15.39	$	32	0.93%	1.25%	to	1.25%	(5.58) %	to	(5.58) %
2010	2	$16.30	to	$16.30	$	35	0.66%	1.25%	to	1.25%	14.15%	to	14.15%
2009	2	$14.28	to	$14.28	$	34	0.69%	1.25%	to	1.25%	31.37%	to	31.37%
2008	3	$10.87	to	$10.87	$	37	0.67%	1.25%	to	1.25%	(40.83) %	to	(40.83) %
GREAT-WEST ARIEL MIDCAP VALUE FUND
2012	9	$47.14	to	$47.14	$	422	1.18%	1.25%	to	1.25%	18.75%	to	18.75%
2011	10	$39.70	to	$39.70	$	404	0.43%	1.25%	to	1.25%	(8.04) %	to	(8.04) %
2010	10	$43.17	to	$43.17	$	452	0.11%	1.25%	to	1.25%	18.08%	to	18.08%
2009	12	$36.56	to	$36.56	$	422	0.22%	1.25%	to	1.25%	60.92%	to	60.92%
2008	13	$22.72	to	$22.72	$	290	2.32%	1.25%	to	1.25%	(41.12) %	to	(41.12) %
GREAT-WEST ARIEL SMALL-CAP VALUE FUND
2012	3	$42.31	to	$42.31	$	133	0.55%	1.25%	to	1.25%	18.71%	to	18.71%
2011	3	$35.64	to	$35.64	$	119	0.00%	1.25%	to	1.25%	(12.45) %	to	(12.45) %
2010	3	$40.71	to	$40.71	$	139	0.00%	1.25%	to	1.25%	27.70%	to	27.70%
2009	4	$31.88	to	$31.88	$	127	0.11%	1.25%	to	1.25%	64.16%	to	64.16%
2008	4	$19.42	to	$19.42	$	86	1.26%	1.25%	to	1.25%	(46.60) %	to	(46.60) %
GREAT-WEST BOND INDEX FUND
2012	2	$15.29	to	$15.29	$	29	2.63%	1.25%	to	1.25%	2.62%	to	2.62%
2011	2	$14.90	to	$14.90	$	28	2.68%	1.25%	to	1.25%	5.82%	to	5.82%
2010	2	$14.08	to	$14.08	$	33	3.25%	1.25%	to	1.25%	5.23%	to	5.23%
2009	4	$13.38	to	$13.38	$	47	4.05%	1.25%	to	1.25%	4.86%	to	4.86%
2008	4	$12.76	to	$12.76	$	49	3.67%	1.25%	to	1.25%	5.02%	to	5.02%
GREAT-WEST CONSERVATIVE PROFILE I FUND
2012	2	$17.76	to	$17.76	$	41	3.75%	1.25%	to	1.25%	7.65%	to	7.65%
2011	1	$16.50	to	$16.50	$	13	2.05%	1.25%	to	1.25%	(0.18) %	to	(0.18) %
2010	1	$16.53	to	$16.53	$	13	2.09%	1.25%	to	1.25%	7.41%	to	7.41%
2009	1	$15.39	to	$15.39	$	14	2.97%	1.25%	to	1.25%	18.93%	to	18.93%
2008	1	$12.94	to	$12.94	$	12	4.36%	1.25%	to	1.25%	(14.92) %	to	(14.92) %

(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units (000s)		Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series III Account:			(a)		(b)							(a)		(b)

INVESTMENT DIVISIONS

GREAT-WEST INVESCO ADR FUND
2012	8		$20.44	to	$20.44	$	172	9.90%	1.25%	to	1.25%	13.15%	to	13.15%
2011	10		$18.06	to	$18.06	$	187	2.40%	1.25%	to	1.25%	(15.88) %	to	(15.88) %
2010	11		$21.47	to	$21.47	$	227	1.58%	1.25%	to	1.25%	4.27%	to	4.27%
2009	12		$20.59	to	$20.59	$	249	2.14%	1.25%	to	1.25%	29.01%	to	29.01%
2008	14		$15.96	to	$15.96	$	217	2.18%	1.25%	to	1.25%	(40.95) %	to	(40.95) %
GREAT-WEST LOOMIS SAYLES BOND FUND
2012	3		$41.66	to	$41.66	$	112	4.81%	1.25%	to	1.25%	14.58%	to	14.58%
2011	3		$36.36	to	$36.36	$	104	6.18%	1.25%	to	1.25%	3.15%	to	3.15%
2010	3		$35.25	to	$35.25	$	98	5.69%	1.25%	to	1.25%	11.37%	to	11.37%
2009	6		$31.65	to	$31.65	$	179	5.78%	1.25%	to	1.25%	36.72%	to	36.72%
2008	6		$23.15	to	$23.15	$	150	7.81%	1.25%	to	1.25%	(22.73) %	to	(22.73) %
GREAT-WEST MODERATE PROFILE I FUND
2012	7		$18.96	to	$18.96	$	126	1.86%	1.25%	to	1.25%	10.87%	to	10.87%
2011	9		$17.10	to	$17.10	$	154	1.44%	1.25%	to	1.25%	(2.51) %	to	(2.51) %
2010	9		$17.54	to	$17.54	$	164	1.11%	1.25%	to	1.25%	10.18%	to	10.18%
2009	13		$15.92	to	$15.92	$	202	1.67%	1.25%	to	1.25%	22.84%	to	22.84%
2008	13		$12.96	to	$12.96	$	165	2.24%	1.25%	to	1.25%	(24.21) %	to	(24.21) %
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
2012	2		$19.07	to	$19.07	$	30	1.45%	1.25%	to	1.25%	12.53%	to	12.53%
2011	2		$16.95	to	$16.95	$	35	1.17%	1.25%	to	1.25%	(3.36) %	to	(3.36) %
2010	3		$17.54	to	$17.54	$	46	1.18%	1.25%	to	1.25%	11.72%	to	11.72%
2009	3		$15.70	to	$15.70	$	42	1.45%	1.25%	to	1.25%	27.02%	to	27.02%
2008	4		$12.36	to	$12.36	$	47	1.89%	1.25%	to	1.25%	(31.10) %	to	(31.10) %
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
2012	0	*	$17.59	to	$17.59	$	1	1.23%	1.25%	to	1.25%	8.38%	to	8.38%
2011	0	*	$16.23	to	$16.23	$	4	1.70%	1.25%	to	1.25%	(1.40) %	to	(1.40) %
2010	0	*	$16.46	to	$16.46	$	4	1.10%	1.25%	to	1.25%	8.72%	to	8.72%
2009	4		$15.14	to	$15.14	$	67	1.99%	1.25%	to	1.25%	20.64%	to	20.64%
2008	4		$12.55	to	$12.55	$	56	3.03%	1.25%	to	1.25%	(19.14) %	to	(19.14) %
GREAT-WEST MONEY MARKET FUND
2012	72		$13.04	to	$12.71	$	996	0.00%	0.50%	to	1.25%	(1.29) %	to	(0.46) %
2011	73		$13.21	to	$12.77	$	1,021	0.00%	0.50%	to	1.25%	(1.20) %	to	(0.55) %
2010	81		$13.37	to	$12.84	$	1,136	0.00%	0.50%	to	1.25%	(1.26) %	to	(0.47) %
2009	82		$13.54	to	$12.90	$	1,159	0.01%	0.50%	to	1.25%	(1.24) %	to	(0.54) %
2008	88		$13.71	to	$12.97	$	1,257	1.89%	0.50%	to	1.25%	0.59%	to	1.41%
GREAT-WEST S&P SMALLCAP 600® INDEX FUND
2012	5		$38.34	to	$38.34	$	194	1.42%	1.25%	to	1.25%	14.39%	to	14.39%
2011	6		$33.52	to	$33.52	$	206	1.07%	1.25%	to	1.25%	(0.89) %	to	(0.89) %
2010	7		$33.82	to	$33.82	$	223	0.67%	1.25%	to	1.25%	24.11%	to	24.11%
2009	8		$27.25	to	$27.25	$	208	0.74%	1.25%	to	1.25%	23.41%	to	23.41%
2008	10		$22.08	to	$22.08	$	227	0.87%	1.25%	to	1.25%	(32.19) %	to	(32.19) %

(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units (000s)	Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series III Account:		(a)		(b)							(a)		(b)

INVESTMENT DIVISIONS

GREAT-WEST SMALL-CAP GROWTH FUND
2012	5	$29.01	to	$29.01	$	155	0.00%	1.25%	to	1.25%	13.59%	to	13.59%
2011	6	$25.54	to	$25.54	$	153	0.00%	1.25%	to	1.25%	(1.84) %	to	(1.84) %
2010	6	$26.02	to	$26.02	$	155	0.00%	1.25%	to	1.25%	22.16%	to	22.16%
2009	7	$21.30	to	$21.30	$	140	0.00%	1.25%	to	1.25%	30.51%	to	30.51%
2008	7	$16.32	to	$16.32	$	118	0.00%	1.25%	to	1.25%	(42.00) %	to	(42.00) %
GREAT-WEST STOCK INDEX FUND
2012	18	$31.66	to	$31.66	$	568	1.65%	1.25%	to	1.25%	14.08%	to	14.08%
2011	19	$27.75	to	$27.75	$	533	1.38%	1.25%	to	1.25%	(0.07) %	to	(0.07) %
2010	21	$27.77	to	$27.77	$	594	1.37%	1.25%	to	1.25%	14.05%	to	14.05%
2009	26	$24.35	to	$24.35	$	642	1.75%	1.25%	to	1.25%	25.19%	to	25.19%
2008	29	$19.45	to	$19.45	$	572	1.65%	1.25%	to	1.25%	(38.06) %	to	(38.06) %
GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND
2012	41	$35.70	to	$19.01	$	967	2.12%	0.50%	to	1.25%	15.76%	to	16.63%
2011	42	$30.84	to	$16.30	$	868	1.80%	0.50%	to	1.25%	(2.13) %	to	(1.39) %
2010	52	$31.51	to	$16.53	$	1,048	1.74%	0.50%	to	1.25%	13.67%	to	14.47%
2009	60	$27.72	to	$14.44	$	1,112	2.04%	0.50%	to	1.25%	23.64%	to	24.59%
2008	61	$22.42	to	$11.59	$	934	2.69%	0.50%	to	1.25%	(36.99) %	to	(36.49) %
GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND
2012	3	$30.70	to	$30.70	$	94	0.40%	1.25%	to	1.25%	12.29%	to	12.29%
2011	6	$27.34	to	$27.34	$	158	1.15%	1.25%	to	1.25%	(2.95) %	to	(2.95) %
2010	7	$28.17	to	$28.17	$	191	0.00%	1.25%	to	1.25%	25.98%	to	25.98%
2009	10	$22.36	to	$22.36	$	231	0.00%	1.25%	to	1.25%	43.06%	to	43.06%
2008	11	$15.63	to	$15.63	$	167	0.00%	1.25%	to	1.25%	(41.11) %	to	(41.11) %
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
2012	2	$22.31	to	$22.31	$	38	2.25%	1.25%	to	1.25%	1.94%	to	1.94%
2011	6	$21.88	to	$21.88	$	125	3.35%	1.25%	to	1.25%	4.39%	to	4.39%
2010	6	$20.96	to	$20.96	$	128	3.65%	1.25%	to	1.25%	4.28%	to	4.28%
2009	8	$20.10	to	$20.10	$	155	4.09%	1.25%	to	1.25%	4.69%	to	4.69%
2008	8	$19.20	to	$19.20	$	152	5.31%	1.25%	to	1.25%	5.15%	to	5.15%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2012	10	$22.60	to	$22.60	$	220	3.88%	0.50%	to	0.50%	7.79%	to	7.79%
2011	9	$20.97	to	$20.97	$	189	7.54%	0.50%	to	0.50%	6.23%	to	6.23%
2010	9	$19.74	to	$19.74	$	182	6.18%	0.50%	to	0.50%	7.40%	to	7.40%
2009	9	$18.38	to	$18.38	$	160	4.65%	0.50%	to	0.50%	12.69%	to	12.69%
2008	8	$16.31	to	$16.31	$	123	4.23%	0.50%	to	0.50%	5.50%	to	5.50%
NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
2012	32	$15.41	to	$15.41	$	485	0.42%	0.50%	to	0.50%	16.02%	to	16.02%
2011	33	$13.28	to	$13.28	$	439	0.00%	0.50%	to	0.50%	(11.82) %	to	(11.82) %
2010	38	$15.06	to	$15.06	$	569	0.69%	0.50%	to	0.50%	15.14%	to	15.14%
2009	39	$13.08	to	$13.08	$	515	2.76%	0.50%	to	0.50%	55.34%	to	55.34%
2008	36	$8.42	to	$8.42	$	302	0.52%	0.50%	to	0.50%	(52.64) %	to	(52.64) %

(Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units (000s)	Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
Maxim Series III Account:		(a)		(b)							(a)		(b)

INVESTMENT DIVISIONS

TEMPLETON FOREIGN SECURITIES FUND
2012	16	$18.00	to	$18.00	$	286	3.20%	0.50%	to	0.50%	18.02%	to	18.02%
2011	17	$15.25	to	$15.25	$	256	2.18%	0.50%	to	0.50%	(10.92) %	to	(10.92) %
2010	23	$17.12	to	$17.12	$	396	2.05%	1.25%	to	1.25%	8.15%	to	8.15%
2009	26	$15.83	to	$15.83	$	404	3.74%	0.50%	to	0.50%	36.70%	to	36.70%
2008	27	$11.58	to	$11.58	$	315	2.67%	0.50%	to	0.50%	(40.55) %	to	(40.55) %

* The Investment Division has units that round to less than 1,000 units.

(a) The amounts in these columns are associated with the highest Expense Ratio.

(b) The amounts in these columns are associated with the lowest Expense Ratio.

(Concluded)

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The consolidated balance sheets of Great-West Life & Annuity Insurance Company (“Great-West”) and subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012, and the statements of assets and liabilities of each of the investment divisions of Maxim Series Account of Great-West as of December 31, 2012, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, are filed herewith in the Statement of Additional Information.

(b)	Exhibits
(1)

Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed on April 27, 2001.

(2)	Not Applicable.

(3)

Underwriting Agreement between Great-West and GWFS Equities, Inc. (formerly, BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Pre- Effective Amendment No. 1 (File No. 333-44839) filed on August 14, 1998.

(4)

Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 (File No. 2-73879) on its Form S-6 filed on March 10, 1982. Form of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed on April 27, 2001.

(5)

Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed on March 10, 1982. Form of application used with variable annuity contract currently is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 333-44839) filed on April 27, 2001.

(6)

Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor’s Registration Statement on Form S-1 (File No. 333-01173) filed on October 29, 1996; Amended Bylaws of Depositor are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No.

2-89550).

(7)	Not Applicable.

(8)(a)

Participation Agreement, dated April 1, 1982, with Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-4 (File No. 33-82610) filed on April 26, 2006.

(8)(b)

Amended and Restated Participation Agreement, dated October 26, 2006, with Variable Insurance Products Funds and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed by COLI VUL-2 Series Account on Form N-6 (File No. 333-70963) on April 30, 2007.

C-1

(8)(c)

Rule 22c-2 Shareholder Information Agreement, dated April 16, 2007, with Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007.

(8)(d)

SEC Rule 22c-2 Amendment, dated March 27, 2007 with Fidelity Distributors Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007.

(8)(e)

Amendment to Participation Agreement, dated June 28, 2007, with Fidelity Distributors Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 18 on Form N-4 (File No. 33-82610) filed on April 16, 2008.

(9)

Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-4 (File No. 2-73879) filed on April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 (File No. 333-44839) filed on April 27, 2001.

(10)(a)	Written Consent of Jorden Burt LLP is filed herewith.

(10)(b)	Written Consent of Deloitte & Touche LLP is filed herewith.

(11)	Not Applicable.

(12)	Not Applicable.

(13)

Powers of Attorney for Messrs. Balog, Bernbach, A. Desmarais, P. Desmarais, Jr., Louvel, Nickerson, Plessis-Bélair and Walsh are incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007. Powers of Attorney for Messrs. Orr and P. Ryan are incorporated by reference to Registrant’s Post-Effective Amendment No. 18 on Form N-4 (File No. 33-82610) filed on April 16, 2008. Powers of Attorney for Messrs. McFeetors, T. Ryan, Royer and Rousseau are incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-4 (File No. 33-82610) filed on April 30, 2010.

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor

R. L. McFeetors	(1)	Chairman of the Board

J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director

A. Desmarais	(4)	Director

P. Desmarais, Jr.	(4)	Director

C-2

M.T.G. Graye	(2)	Director, President, Chief Executive Officer and Principal Financial Officer

A. Louvel	PO Box 1073 38 Beach Lane Wainscott, NY 11975	Director

J. E. A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director

R.J. Orr	(4)	Director

M. Plessis-Bélair	(4)	Director

H.P. Rousseau	(4)	Director

R. Royer	(4)	Director

T.T. Ryan	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director

J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

G. Tretiak	(2)	Director

B. E. Walsh	Saquenay Capital, LLC Two Manhattanville Rd. #403 Purchase, NY 10577	Director

S.M. Corbett	(2)	Executive Vice President and Chief Investment Officer

R.K. Shaw	(2)	Executive Vice President, Individual Markets

C.P. Nelson	(2)	President, Great-West Retirement Services

C.H. Cumming	(2)	Senior Vice President, Defined Contributions Markets

M.R. Edwards	(2)	Senior Vice President, FASCore Operations

E.P. Friesen	(2)	Senior Vice President, Investments

J.S. Greene	(2)	Senior Vice President and Chief Marketing Officer

C-3

W.S. Harmon	(2)	Senior Vice President, 401(k) Standard Markets

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

S.A. Miller	(3)	Senior Vice President and Chief Information Officer

R.G. Schultz	(3)	Senior Vice President, General Counsel and Secretary

C.S. Tocher	(2)	Senior Vice President, Investments

J. Van Harmelen	(2)	Senior Vice President and Controller

D.C. Aspinwall	(3)	Chief Litigation Officer & Legal Counsel, Financial Services

B.A. Byrne	(3)	Chief Compliance Officer & Legal Counsel, Financial Services

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5
(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111
(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111
(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3

Item 26.	Persons controlled by or under common control with the Depositor or Registrant as of 12/31/12

The Registrant is a separate account of Great-West Life & Annuity Insurance Company (the “Depositor”), a stock life insurance company organized under the laws of the State of Colorado. The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set out below.

C-4

Organizational Chart – December 31, 2012

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
99.999% - Pansolo Holding Inc.
100% - 3876357 Canada Inc.
100% - 3439496 Canada Inc.
100% - Capucines Investments Corporation
32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
53.62% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of December 31, 2012 411,144,806 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 899,692,526.

Pansolo Holding Inc. owns directly 15,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 18,892,953 or 2.1 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.52%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.61% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 61.11%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.98% - Power Financial Corporation
68.18% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. Inc.
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
60.0% - Great-West Life & Annuity Insurance Capital, LLC
60.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
63.95% - Great-West Funds, Inc.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivables Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
43.87% - 2001 Books Holdings, LLC

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.98% - Power Financial Corporation
68.18% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. Inc.
100% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
80.0% - PanAgora Asset Management, Inc.
100.0% -Putnam GP Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Aviation Holdings, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Investments Inc.
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.98% - Power Financial Corporation
68.18% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
100.0% - 2023308 Ontario Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LP
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
100.0% - Great-West Life & Annuity Insurance Capital, LP II
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP

100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)
100.0% - GLC Asset Management Group Ltd.
100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
99.9% - Riverside II Limited Partnership
70.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
100.0% - The Owner: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.1% - Riverside II Limited Partnership
100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)

70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
30.0% - Vaudreuil Shopping Centres Limited
12.5% - Saskatoon West Shopping Centres Limited
12.5% - 2331777 Ontario Ltd.
12.5% - 2344701 Ontario Ltd.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.00% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)

30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited
30.0% - Kelowna Central Park Properties Ltd.
30.0% - Kelowna Central Park Phase II Properties Ltd.
30.0% - Trop Beau Developments Limited
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
70.0% - Vaudreuil Shopping Centres Limited
75.0% - Saskatoon West Shopping Centres Limited
75.0% - 2331777 Ontario Ltd.
75.0% - 2344701 Ontario Ltd.

15.2% - 2001 Books Holdings, LLC (43.87% owned by GWL&A and 2.4% owned by The Canada Life Assurance Company)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited

100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - Setanta Asset Management Limited
50.0% - Setanta Asset Management Funds Public Limited Company
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
50.0% - Setanta Asset Management Funds Public Limited Company
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100% - Hotel Operations (Walsall) Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited

100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited

100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - The Canada Life Insurance Company of Canada
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd.
12.5% - 2344701 Ontario Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
2.4% - 2001 Books Holdings, LLC (43.87% owned by GWL&A and 15.2% owned by The Great-West Life Assurance Company)
12.5% - Saskatoon West Shopping Centres Limited

D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.98% - Power Financial Corporation
58.68% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.

100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Financial Charitable Foundation
25.0% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.

100.0% - MMLP GP Inc.
100.0% - Mackenzie Investment Corporation
100.0% - Mackenzie Investments PTE. Ltd.
97.82% - Investment Planning Counsel Inc. (and 2.18% owned by Management of IPC management)
100.0% - IPC Investment Corporation
100.0% - 9132-2115 Quebec Inc.
100.0% - IPC Save Inc.
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
89.23% - IPC Portfolio Services Inc. (and 10.77% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.98% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.6% capital)
100.0% - Pargesa Netherlands B.V.
52.0% - Groupe Bruxelles Lambert (50.0% in capital)
Capital
7.2% - Suez Environment Company (of which 0.3% in trading)
27.4% - Lafarge (21.0% in capital)
6.9% - Pernod Ricard (7.5% in capital)
0.2% - Iberdrola

100.0% - Belgian Securities B.V.
Capital
66.2% - Imerys (56.9% in capital)
100.0% - Brussels Securities
Capital
100.0% - Sagerpar
3.8% - Groupe Bruxelles Lambert
100.0% - GBL Overseas Finance N.V.
100.0% - GBL Treasury Center
Capital
100.0% - GBL Energy S.á.r.l.
Capital
3.7% - Total (4.0% in capital)
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur S.á.r.l.
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
5.1% - GDF SUEZ (of which .2% in trading)
43.0% - ECP 1

42.4% - ECP 2
100.0% - ECP 3
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F.	Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% 7991347 Canada inc.
100.0% - Gesca Ventes Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Inc.
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
81.73% - 9059-2114 Québec Inc.
98.36% - DuProprio Inc.
100.0% - VR Estates Inc.
100% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100% - Comfree Commission Free Realty Inc.
100% - CF Real Estate First Inc.
100% - CF Real Estate Max Inc.
100% - CF Real Estate Ontario Inc.
100% - CF Real Estate Maritimes Inc.
100% - DP Immobilier Québec Inc.
100.0% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée

100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - La Presse Télé IV Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espaces Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - (W.illi.am) 6657443 Canada Inc.
3.81% - Acquisio Inc.
50.0% - Workopolis Canada
23.61% - Tuango Inc.
25.0% - Olive Média
100.0% - Attitude Digitale Inc.
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Broadcast News Limited
100.0% - Press News Limited
100.0% - Pagemasters North America Inc.
100.0% - 7575343 Canada Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
25.0% - Barrick Power Gold Corporation of China Limited
100.0% - Power Pacific Mauritius Limited
9.5% - Vimicro International Corporation
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.3% - CITIC Pacific Limited
5.8% - Yaolan Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H.	Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100% - 3540529 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
22.1% - Bellus Health Inc.

25.0% Les Remparts de Québec

100.0% - Power Energy Corporation
58.8% - Potentia Solar Inc.
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
100.0% - Power Corporation of Canada Inc.
100.0% - Square Victoria Real Estate Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
3.6% - Mitel Networks Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I.	Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 4507045 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.

Item 27.	Number of Owners

As of March 31, 2013, there were 124 Owners. 92 of the Owners are qualified, while the other 32 Owners are non-qualified.

Item 28.	Indemnification

Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer, or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1)        “Corporation” includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)        “Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold a similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)        “Expenses” includes counsel fees.

(4)        “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5) “Official capacity” means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)        “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)        “Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to Indemnify Directors.

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(1)         Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)         The person conducted himself or herself in good faith; and

(b)         The person reasonably believed:

(I)         In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation’s best interests; and

(II)         In all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and

(c)         In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)         A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)         The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)         A corporation may not indemnify a director under this section:

(a)         In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)         In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5)         Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)         A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

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(a)         The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)         The director furnishes the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)         A determination is made that the facts then know to those making the determination would not preclude indemnification under this article.

(2)         The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)         Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)         Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner

(a)         If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b)         If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)         A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2)         The determinations required by subsection (1) of this section shall be made:

(a)         By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

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(b)         If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)         If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)         By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)         By the shareholders.

(4)         Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)         Unless otherwise provided in the articles of incorporation:

(a)         An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)         A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)         A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or entity or of an employee benefit plan against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or

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otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)         A provision concerning a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)         Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)         “expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)         “liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)         “party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)         “proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)         the person conducted himself or herself in good faith; and

(b)         the person reasonably believed that his or her conduct was in the corporation’s best interests; and

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(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)

the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(c)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 29.	Principal Underwriter

(a)

GWFS Equities, Inc. is the distributor of securities for the Registrant. GWFS Equities also serves as distributor or principal underwriter for Great-West Funds, Inc. (formerly Maxim Series Fund, Inc.), an open-end management investment company, FutureFunds Series Account of Great-West Life & Annuity Insurance Company (“Great-West”), Variable Annuity-1 Series Account of Great-West, Variable Annuity-2 Series Account of Great-West, COLI VUL-2 Series Account of Great-West, COLI VUL-4 Series Account of Great-West, Trillium Variable Annuity Account of Great-West, Prestige Variable Life Account of Great-West, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York (“Great-West NY”), Variable Annuity-2 Series Account of Great-West NY, Variable Annuity-3 Series Account of Great-West NY, COLI VUL-2 Series Account of Great-West NY, and COLI VUL-4 Series Account of Great-West NY.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Positions & offices with Underwriter
C. P. Nelson	(1)	Chairman, President and Chief Executive Officer

R.K. Shaw	(1)	Director and Executive Vice President
R.J. Laeyendecker	(1)	Senior Vice President
W.S. Harmon	(1)	Director and Vice President
S.A. Bendrick	(1)	Director and Vice President

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C.H. Cumming	(1)	Senior Vice President
M.R. Edwards	(1)	Senior Vice President
J.G. Gibbs	(1)	Vice President
S.M. Gile	(1)	Vice President
B. Neese	(1)	Director and Vice President
C. Bergeon	(1)	Vice President
S.A. Ghazaleh	(1)	Vice President
B.A. Byrne	(1)	Secretary and Chief Compliance Officer
T.L. Luiz	(1)	Compliance Officer
M.C. Maiers	(1)	Vice President and Treasurer

(1)	8515 E. Orchard Road, Greenwood Village, Colorado 80111

(c)	Commissions and other compensation received by Principal Underwriter during Registrant’s last fiscal year:

Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0	-0-

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

(a)

Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)

Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

Great-West represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado, on this 18th day of April 2013.

MAXIM SERIES ACCOUNT of
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye
President, Chief Executive Officer and Principal Financial Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T.G. Graye
M.T.G. Graye
President, Chief Executive Officer and Principal Financial Officer

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature and Title	Date

/s/ R.L. McFeetors	April 18, 2013
R.L. McFeetors*
Director, Chairman of the Board

/s/ M.T.G. Graye	April 18, 2013
M.T.G. Graye
Director, President, Chief Executive Officer and Principal Financial Officer

/s/ J. Van Harmelen	April 18, 2013
J. Van Harmelen
Senior Vice President and Controller

/s/ J.L. Bernbach	April 18, 2013
J.L. Bernbach* Director

/s/ A. Desmarais	April 18, 2013
A. Desmarais* Director

/s/ P. Desmarais, Jr.	April 18, 2013
P. Desmarais, Jr.* Director

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	/s/ A. Louvel	April 18, 2013
A. Louvel* Director

	/s/ J.E.A. Nickerson	April 18, 2013
J.E.A. Nickerson* Director

	/s/ R. J. Orr	April 18, 2013
R.J. Orr* Director

	/s/ M. Plessis-Bélair	April 18, 2013
M. Plessis-Bélair* Director

	/s/ H.P. Rousseau	April 18, 2013
H.P. Rousseau* Director

	/s/ R. Royer	April 18, 2013
R. Royer* Director

	/s/ T.T. Ryan	April 18, 2013
T.T. Ryan* Director

/s/ J. Selitto
J. Selitto Director

/s/ G. Tretiak
G. Tretiak Director

	/s/ B.E. Walsh	April 18, 2013
B.E. Walsh* Director

*By:	/s/ R.G. Schultz	April 18, 2013
R.G. Schultz
Attorney-in-Fact pursuant to Power of Attorney

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